UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Louisiana-Pacific Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11.

LP TechShield

2025 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

HOME Sweet HOME

LP®

BUILDING SOLUTIONS

LP®
BUILDING SOLUTIONS

LP WeatherLogic
DALE ESPACIO.

PURPOSE

We're not simply a building solutions company. We have a bigger purpose: using our expertise and innovation to contribute to a better world. Building a Better World™ is why we engineer products that help create safe and resilient homes for families, help our team members get involved in their communities, and ensure our operations remain good stewards of the environment.

VISION

Our vision is to be the leading building solutions company. We want to contribute the most innovative solutions to building professionals in the field who bring homes and structures to life every day. That means we won't settle for being one of the many. We strive to lead with authority in the building products industry.

MISSION

LP's mission is to provide an innovative and sustainable portfolio of high-quality products that help customers build beautiful, durable homes and structures while our shareholders build lasting value.

LETTER FROM OUR
CHAIRPERSON AND
CHIEF EXECUTIVE OFFICER
March 27, 2025
Dear Stockholder:
“In 2024, LP’s Siding business achieved record-breaking net sales, growing 17% year over year. Growth, margin expansion, and a very strong balance sheet leave LP well positioned for further investments in demand creation and Siding capacity expansion.”
On behalf of the Board of Directors of Louisiana-Pacific Corporation (“LP”), thank you for your investment and continued confidence in LP. I cordially invite you to attend our 2025 Annual Meeting of Stockholders. This year’s Annual Meeting of Stockholders will be held virtually on May 8, 2025 at 7:30 a.m. Central Time via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2025.
At this year’s meeting, you will be asked to vote on:
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the election of three Class I directors,

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the ratification of the appointment of LP’s independent registered public accounting firm for 2025, and

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the approval, on a non-binding, advisory basis, of named executive officer compensation.

Our Board of Directors unanimously recommends a vote “FOR” each of the director nominees, and “FOR” Proposals 2 and 3. Action may also be taken on any other matters that may properly come before the meeting.
Regardless of the number of shares you own, your vote is important. Whether or not you expect to attend the meeting, we urge you to vote promptly according to the instructions in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form you received.

Sincerely,

W. BRADLEY SOUTHERN Chairperson of the Board of Directors & Chief Executive Officer

*
Includes stock repurchases ($212M) and cash dividends ($74M).

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
March 27, 2025
Nashville, Tennessee
Annual Meeting Date & Time:
Thursday, May 8, 2025
7:30 a.m. Central Time
Place:
Via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2025
Items of Business:
The 2025 Annual Meeting of Stockholders will be held for the following purposes:
	Agenda	Board Recommendations	Page
Proposal 1	To elect three Class I directors;	FOR	5
Proposal 2	To ratify the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2025;	FOR	35
Proposal 3	To approve, on a non-binding, advisory basis, named executive officer compensation; and	FOR	39
To transact such other business as may properly come before the Annual Meeting or any postponement, recess or adjournment thereof.
Who May Vote:
Only stockholders of record at the close of business on March 10, 2025 are entitled to notice of, and to vote at, the 2025 Annual Meeting of Stockholders.
Review Your Proxy Statement and Vote in One of Four Ways:
VIA THE INTERNET	BY MAIL	BY TELEPHONE	DURING THE MEETING

Whether or not you expect to attend the virtual Annual Meeting of Stockholders, please vote as soon as possible according to the instructions in the Notice of Internet Availability of Proxy Materials or voting instruction form you received or, if you requested a paper copy of the proxy statement, on your enclosed proxy card. You may revoke your proxy by following the instructions listed on pages 85-86 of the proxy statement.
By Order of the Board of Directors,
NICOLE C. DANIEL
Senior Vice President, General Counsel & Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are sending to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of each of this proxy statement and our Annual Report to Stockholders (with our Form 10-K for the year ended December 31, 2024 filed with the SEC (including the financial statements and a list briefly describing the exhibits thereto)) (the “Annual Report to Stockholders”). The Notice of Internet Availability of Proxy Materials contains instructions on how stockholders can access the proxy materials over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including this proxy statement, the Annual Report to Stockholders and a form of proxy card. This proxy statement and related proxy materials are being furnished to stockholders and made available on the Internet on or about March 27, 2025, or mailed on or around the same date to those stockholders who have previously requested printed materials. On written request, LP will provide, without charge, a copy of the Annual Report to Stockholders to any record holder or beneficial owner of LP’s Common Stock on March 10, 2025, the record date for the 2025 Annual Meeting, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be mailed via first class U.S. postage to: Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.
NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement includes estimates, projections and statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may appear throughout this report and include all statements other than statements of historical or current facts. These forward-looking statements generally are preceded by, followed by or include words like “may,” “will,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “target,” “potential,” “continue,” “likely,” or “future” or the negative or other variations thereof. Forward-looking statements are based upon the beliefs and assumptions of, and on information available to, our management. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include those that are described in the Annual Report to Stockholders and elsewhere in our filings with the SEC. We caution readers not to place undue reliance on forward-looking statements, which speak only as of their dates and are inherently uncertain. We undertake no obligation to revise or update any of the forward-looking statements to reflect subsequent events or circumstances except to the extent required by applicable law.

PROXY SUMMARY
Louisiana-Pacific Corporation, a Delaware corporation, is soliciting proxies on behalf of its Board of Directors (“Board”) to be voted at the 2025 Annual Meeting of Stockholders (including any postponement, adjournment or recess of the meeting). The proxy statement and related proxy materials are first being furnished to stockholders and made available on the Internet beginning on or around March 27, 2025, or mailed beginning on or around the same date to those stockholders who have previously requested printed materials. In this proxy statement, references to “LP,” the “company,” “we,” “us” and “our,” and similar terms, refer to Louisiana-Pacific Corporation and its consolidated subsidiaries, unless the context indicates otherwise.
MEETING INFORMATION

DATE AND TIME	PLACE	RECORD DATE	VOTING	ADMISSION
Thursday, May 8, 2025 7:30 a.m. Central Time	Virtually via live audio webcast at http://www.virtualshare holdermeeting.com/LPX2025	March 10, 2025	Stockholders as of the close of business on the record date are entitled to vote. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the meeting.	Attend by entering the 16-digit voting control number found on your proxy card, Notice of Internet Availability of Proxy Materials or voting instruction form.
PROPOSALS AND BOARD RECOMMENDATIONS
PROPOSAL 1 FOR Each Nominee
ELECTION OF THREE CLASS I DIRECTORS
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Your vote is requested to elect three Class I director nominees to the Board, all of whom currently serve as directors of LP. Each director nominee is a proven leader who has demonstrated a commitment to upholding LP’s core values.

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See page 5 for more information.

PROPOSAL 2 FOR
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS LP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
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Your vote is requested to ratify the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2025. Deloitte & Touche LLP has served as LP’s independent registered public accounting firm since 1997. In making the determination to appoint Deloitte & Touche LLP for 2025, the Finance and Audit Committee of the Board (the “Audit Committee”) considered, among other factors, the independence and performance of Deloitte & Touche LLP, and the quality and candor of Deloitte & Touche LLP’s communications with the Audit Committee and LP’s management.

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See page 35 for more information.

PROPOSAL 3 FOR
APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
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Your vote is requested to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Our executive compensation program aligns the compensation of our named executive officers with our performance through the business cycle as well as their individual performance.

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See page 39 for more information.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 1

PROXY SUMMARY
BUSINESS OVERVIEW
LP is a leading provider of high-performance building solutions that meet the demands of builders, remodelers, and homeowners worldwide. Serving the new home construction, repair and remodeling, and outdoor structures markets, we have leveraged our expertise to become an industry leader known for innovation, quality, reliability, and sustainability. The principal customers for our building solutions are retailers, wholesalers, and home building and industrial businesses in North America and South America, with limited sales to Asia, Australia, and Europe. Since our founding in 1972, LP has been Building a Better World™ by helping customers construct beautiful, durable homes.
From our sustainable forestry practices to the way we protect the health, safety and well-being of our team members, we work to ensure that LP contributes to better, more efficient and more resilient building products and, in turn, a better world for all.
OUR LOCATIONS

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 2

PROXY SUMMARY
BOARD OF DIRECTORS
The following table provides an overview of our three Class I director nominees for election to the Board at the Annual Meeting and our Class II and Class III directors whose terms of office will continue beyond the Annual Meeting.
		DIRECTOR SINCE		BOARD COMMITTEES
NAME	AGE		INDEPENDENT	AC	CC	GC	EC
Class I Directors to Be Elected for a Three-Year Term Expiring at the 2028 Annual Meeting
KELLY H. BARRETT Retired Senior Vice President, Home Services of The Home Depot, Inc.	60	2025
LIZANNE C. GOTTUNG Retired EVP-Senior Adviser to the CEO/Chair of Kimberly-Clark Corporation	68	2006
DUSTAN E. MCCOY Retired Chairman and Chief Executive Officer of Brunswick Corporation	75	2002
Class II and III Directors Continuing in Office
JOSE A. BAYARDO President and Chief Operating Officer of NOV Inc.	53	2021
F. NICHOLAS GRASBERGER III Chairman and Chief Executive Officer of Enviri Corporation	61	2019
OZEY K. HORTON, JR. Director Emeritus of McKinsey & Company	74	2016
STEPHEN E. MACADAM Retired Chief Executive Officer of EnPro Industries, Inc.	64	2019
JEAN-MICHEL RIBIÉRAS Chairman and Chief Executive Officer of Sylvamo Corporation	62	2025
TY R. SILBERHORN Chief Executive Officer and President of Apogee Enterprises, Inc.	57	2025
W. BRADLEY SOUTHERN Chairperson of the Board and Chief Executive Officer of LP	65	2017
AC = Audit Committee   CC = Compensation Committee   GC = Governance Committee   EC = Executive Committee
 = Chair     = Committee member
BOARD AND GOVERNANCE HIGHLIGHTS
STRONG INDEPENDENT OVERSIGHT
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10 of our 11 directors are independent (all except Mr. Southern, our Chief Executive Officer).

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All members of the standing committees of the Board are independent (except for the Executive Committee, chaired by Mr. Southern).

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Executive sessions are scheduled for each quarterly Board meeting.

COMMITMENT TO BOARD EFFECTIVENESS
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Limits on other directorships (i.e., no overboarding).

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Each then-current director attended at least 75% of all Board and applicable committee meetings.

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Annual Board and committee self-evaluation.

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New director orientation and ongoing educational opportunities.

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Regular review of succession planning.

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Retirement following a director’s 75th birthday, unless waived by the Board.

ALIGNMENT WITH STOCKHOLDERS’ INTERESTS
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Majority voting standard for uncontested election of directors.

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Policy to address resignation of director nominees who fail to receive majority vote in uncontested election of directors.

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Stock ownership guidelines for outside directors and executive officers.

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Directors, executive officers, and certain employees are prohibited from entering into hedging transactions and from pledging LP securities as collateral for margin and other loans.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 3

PROXY SUMMARY
SUSTAINABILITY AT LP
Throughout our more than 50-year history, we have integrated sustainability practices across our operations—from the way we manage forests and pursue environmental sustainability in our products to the way we support our team members and engage with our communities.
GOVERNANCE
At LP, we are committed to doing the right thing, always. Our corporate governance practices are purpose-driven, promoting accountability, integrity, and transparency. We believe by prioritizing innovation and sustainable business practices, we create value for our customers, team members, stockholders, communities, and other key stakeholders.

PEOPLE
We believe that by building a more engaged, skilled and innovative workforce, we are also building a better, more sustainable, and more competitive company—because when our people thrive, our company thrives. We work to foster a safe and inclusive environment where everyone at LP can grow and feel valued, with competitive pay and comprehensive benefits that empower our team members to care for themselves and their families.

ENVIRONMENT
Environmental stewardship is at the heart of LP’s business. We strive to responsibly manage our environmental footprint throughout the entire product life cycle, starting from innovation and sourcing, continuing through manufacturing, and ending with installation and final use. Our efficiently made, responsibly sourced, and carbon-negative products mean that we are not only stewards of the environment, but also part of the climate solution.

PRODUCTS
Our reputation is built on innovative, high-quality building products designed to perform and engineered for durability. Every LP building product begins with fiber vetted through stringent third-party forest certification standards and our thoroughly tested product formulas. Our reliable, state-of-the-art manufacturing processes incorporate rigorous safety standards and relentless quality testing, to produce longer-lasting, carbon-negative products.

COMMUNITY
Our professional conduct and interactions are shaped by our respect for the communities we share and the land that supports us. Through meaningful collaboration and active engagement, we strive to support our neighbors—Indigenous peoples, local suppliers, veterans, youth, educators, nonprofits, and others.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 4

ELECTION OF DIRECTORS
PROPOSAL 1: ELECTION OF DIRECTORS
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE CLASS I DIRECTOR NOMINEES.
LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 5

PROPOSAL 1: ELECTION OF DIRECTORS
GENERAL
We have a skilled and experienced Board that consists of a majority of independent directors. The Board currently has 11 members, consisting of our Chief Executive Officer and ten independent directors. LP’s Second Amended and Restated Bylaws (the “Bylaws”) provide for a classified Board consisting of three classes, with directors in each class serving three-year terms. If elected at the 2025 Annual Meeting of Stockholders, the terms of our Class I directors will expire at the 2028 Annual Meeting of Stockholders. The terms of our Class II directors will expire at the 2026 Annual Meeting of Stockholders and the terms of our Class III directors will expire at the 2027 Annual Meeting of Stockholders.
On February 6, 2025, the Board increased the number of directors from eight to ten, and appointed Jean-Michel Ribiéras and Ty R. Silberhorn as new directors of LP, effective immediately, with Mr. Ribiéras joining Class II and Mr. Silberhorn joining Class III. On February 25, 2025, the Board increased the number of directors from ten to 11, and appointed Kelly H. Barrett as a new director, effective immediately, with Ms. Barrett joining Class I.
On February 13, 2025, Ms. Embree notified the Company of her decision not to stand for re-election to the Board. She is expected to continue to serve for the remainder of her term, which expires at the 2025 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders and in connection with Ms. Embree’s decision not to stand for re-election, the size of the Board will be reduced to ten members.
Stockholders are being asked to vote on the election of three Class I director nominees, Kelly H. Barrett, Lizanne C. Gottung and Dustan E. McCoy, to serve until the 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of these director nominees was recommended to the Board by the Governance and Corporate Responsibility Committee of the Board (the “Governance Committee”) and currently serves as a Class I director of LP. The Board has determined that each of Ms. Barrett, Ms. Gottung and Mr. McCoy (i) has no material relationship with LP (either directly or as a partner, stockholder, officer or director of an organization that has a relationship with LP) other than his or her service as a director of LP, and (ii) is independent under the listing standards adopted by the New York Stock Exchange (the “NYSE”). Mr. McCoy reached the age of 75 prior to the date of the 2025 Annual Meeting of Stockholders; however, given Mr. McCoy’s continued significant contributions to the Board (including in his role as Lead Independent Director), and his knowledge of LP, our Board granted a waiver of the retirement age for Mr. McCoy.
We believe that all nominees will be able and willing to serve if elected. However, should any nominee become unable or unwilling to serve for any reason, your proxy may be voted for a substitute nominee designated by the Board, or the Board may decrease the size of the Board. Each nominee who receives the affirmative vote of a majority of the total votes cast on his election will be elected, meaning that a nominee will be elected if the number of shares voted for that nominee’s election exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on a nominee’s election.
Set forth below is certain information about the background, skills and expertise of each director nominated for election relevant to his or her service as a director, as well as certain information about the background, skills and expertise of the other members of the Board whose terms of office will continue beyond the 2025 Annual Meeting of Stockholders. The summary of qualifications that the Governance Committee uses in its review of director nominees is described below under “Corporate Governance—Consideration of Director Nominees.”

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 6

PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
(For Three-Year Terms Expiring at the 2028 Annual Meeting)
KELLY H. BARRETT	INDEPENDENT DIRECTOR
Retired Senior Vice President, Home Services of The Home Depot, Inc. AGE: 60 DIRECTOR SINCE: 2025 COMMITTEES: » Audit Committee » Governance Committee
BACKGROUND:
Ms. Barrett served as Senior Vice President, Home Services at The Home Depot, Inc. (NYSE: HD) from 2016 until her retirement in December 2018. Prior to that appointment, Ms. Barrett held various senior management positions at The Home Depot from 2003 to 2016, including Vice President of Internal Audit and Corporate Compliance, and Controller. Prior to her employment by The Home Depot, Ms. Barrett was employed by Cousins Properties Incorporated (NYSE: CUZ) for eleven years in various senior financial roles, including ultimately that of Senior Vice President and Chief Financial Officer. Ms. Barrett currently serves as a director and member of both the audit and compensation committees of Americold Realty Trust, Inc. (NYSE:COLD) and a director and member of both the compensation and information technology committees of EVERTEC, Inc. (NYSE: EVTC). She also serves as the chair of the board of directors and chair of the audit committee of Piedmont Office Realty Trust, Inc. (NYSE: PDM). She previously served as a director of The Aaron’s Company, Inc. (NYSE:AAN) from May 2019 until October 2024. Her leadership roles in the community currently include serving on the board of the Metro Atlanta YMCA (where she formerly served as chair); the National Association of Corporate Directors (“NACD”), Atlanta Chapter board; the Georgia Tech Foundation Board of Trustees; and the Advisory Board of the Scheller College of Business at Georgia Tech (where she also formerly served as chair). She has previously served on the boards of the Girl Scouts of Greater Atlanta, Partnership Against Domestic Violence and the Atlanta Rotary Club. She has been a licensed Certified Public Accountant in Georgia for over thirty years, is certified as a director by the NACD and holds a Certificate in Cybersecurity oversight from the NACD.
Ms. Barrett graduated from the Georgia Institute of Technology with a bachelor of science degree in Industrial Management.
QUALIFICATIONS:
The Board selected Ms. Barrett to serve as a director because of her extensive experience in strategic planning, international business operations, and financial management, as well as her knowledge of the building products industry and her public company board service. The Board believes that Ms. Barrett’s broad understanding of the operational, strategic and financial issues facing large international companies and her deep experience in executive leadership roles make her particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Financial Literacy / Accounting	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Risk Management	Strategic Planning	Corporate Governance / Ethics / Legal	Environmental / Sustainability / Corporate Responsibility

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 7

PROPOSAL 1: ELECTION OF DIRECTORS
LIZANNE C. GOTTUNG	INDEPENDENT DIRECTOR

Retired EVP-Senior Adviser to the CEO/Chairman of Kimberly-Clark Corporation
AGE: 68
DIRECTOR SINCE:
2006
COMMITTEES:
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Compensation Committee

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Executive Committee

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Governance Committee (Chair)

BACKGROUND:
Ms. Gottung retired from Kimberly-Clark Corporation (NYSE: KMB) in 2017 as EVP-Senior Adviser to the CEO/Chairman. Prior to that appointment, Ms. Gottung served as Senior Vice President and Chief Human Resources Officer of Kimberly-Clark Corporation from 2002 to 2017. She held a variety of human resources, manufacturing and operational roles of increasing responsibility with Kimberly-Clark Corporation over the 36 years prior to her retirement. Ms. Gottung has been a director of Sylvamo Corporation (NYSE: SLVM), a global producer of uncoated paper, since October 2021 and serves as the Chair of the management development and compensation committee. Ms. Gottung previously served as an advisor for World 50, Inc., a resource group for senior executives from globally respected organizations, and she currently serves as a member of Gartner, Inc.’s CHRO Global Leadership Board.
Ms. Gottung graduated from the State University of New York at Albany with a bachelor’s degree in Business Administration.
QUALIFICATIONS:
The Board selected Ms. Gottung to serve as a director based upon her experience in labor relations and human resources with a large publicly traded company. The Board believes that Ms. Gottung’s extensive experience in leading, designing and implementing human capital strategies, including compensation and benefits, both domestically and globally, talent management, diversity and inclusion, organizational effectiveness and corporate health services makes her particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	HR / Labor Relations	Risk Management	Strategic Planning	Corporate Governance / Ethics / Legal	Environmental / Sustainability / Corporate Responsibility

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 8

PROPOSAL 1: ELECTION OF DIRECTORS
DUSTAN E. MCCOY	LEAD INDEPENDENT DIRECTOR
Retired Chairman and Chief Executive Officer of Brunswick Corporation AGE: 75 DIRECTOR SINCE: 2002 COMMITTEES: » Compensation Committee » Executive Committee » Governance Committee
BACKGROUND:
Mr. McCoy was Chairman and Chief Executive Officer and a director of Brunswick Corporation (NYSE: BC), a market leader in the marine, fitness and billiards industries, from December 2005 until his retirement in February 2016. He joined Brunswick Corporation in September 1999 and, in addition to the roles above, also served as Vice President, General Counsel and Corporate Secretary until October 2000, and served as President of the Brunswick Boat Group from October 2000 to December 2005. Mr. McCoy previously served as Executive Vice President of Witco Corporation (“Witco”), which traded on the NYSE under the ticker symbol WIT prior to its merger with Crompton & Knowles in 1999, and prior to that served as Witco’s Senior Vice President, General Counsel and Corporate Secretary. Mr. McCoy is also the lead independent director of Freeport-McMoRan Inc. (NYSE: FCX) and a director of YETI Holdings, Inc. (NYSE: YETI).
Mr. McCoy graduated from Eastern Kentucky University with a bachelor’s degree in Political Science and a J.D. from Salmon P. Chase College of Law at Northern Kentucky University.
QUALIFICATIONS:
The Board selected Mr. McCoy to serve as a director because of his extensive experience in legal and compliance matters, and specifically his experience in corporate governance and disclosure matters for publicly traded companies. The Board believes that Mr. McCoy’s broad understanding of the operational, financial and strategic issues facing large global companies, his leadership and oversight in LP’s compliance matters, his leadership roles for companies producing both commodity and specialty products, and his valuable strategic advice to the Board and management in advancing LP’s interests, make him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning	Corporate Governance / Ethics / Legal	Environmental / Sustainability / Corporate Responsibility

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 9

PROPOSAL 1: ELECTION OF DIRECTORS
CONTINUING DIRECTORS
The current members of the Board whose terms of office will continue beyond the 2025 Annual Meeting of Stockholders are listed below. The Board has determined that each continuing director named below, other than Mr. Southern, (i) has no material relationship with LP (either directly or as a partner, shareholder or officer of an organization that has a relationship with LP) other than his service as a director of LP, and (ii) is independent under the NYSE listing standards.
JOSE A. BAYARDO	INDEPENDENT DIRECTOR
President and Chief Operating Officer of NOV Inc. AGE: 53 DIRECTOR SINCE: 2021 – Current Term Expiring 2026 COMMITTEES: » Audit Committee » Governance Committee
BACKGROUND:
Mr. Bayardo is the President and Chief Operating Officer of NOV Inc. (NYSE: NOV), a leading global provider of equipment and technology to the energy industry (“NOV”). He joined NOV as Senior Vice President and Chief Financial Officer in August 2015 and was appointed President and Chief Operating Officer in March 2025. Prior to joining NOV, Mr. Bayardo served as Senior Vice President of Resource and Business Development of Continental Resources, Inc. (NYSE: CLR), a petroleum and natural gas exploration and production company, and spent nine years serving in various roles at Complete Production Services, Inc., an oilfield service provider which traded on the NYSE under the ticker symbol CPX prior to its acquisition by Superior Energy Services Inc. in 2012, including Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, he was an investment banker with J.P. Morgan Securities, Inc.
Mr. Bayardo graduated from the University of Texas at Austin with a bachelor of science degree in Chemical Engineering, from the McCormick School of Engineering at Northwestern University with a master’s degree in Engineering Management and from Kellogg Graduate School of Management at Northwestern University with an M.B.A.
QUALIFICATIONS:
The Board selected Mr. Bayardo to serve as a director based on his broad financial expertise and experience as chief financial officer of a large publicly traded company. Mr. Bayardo also has extensive experience with mergers and acquisitions and global manufacturing. The Board believes this experience makes him particularly well-suited to serve as a director of LP.

SKILLS:

C-Suite Leadership	Financial Literacy / Accounting	Global Operations Experience	Risk Management	Strategic Planning

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 10

PROPOSAL 1: ELECTION OF DIRECTORS
F. NICHOLAS GRASBERGER III	INDEPENDENT DIRECTOR

Chairman and Chief Executive Officer of Enviri Corporation
AGE: 61
DIRECTOR SINCE:
2019 – Current Term
Expiring 2027
COMMITTEES:
»
Audit Committee (Chair)

»
Executive Committee

»
Governance Committee

BACKGROUND:
Mr. Grasberger is Chairman and Chief Executive Officer of Enviri Corporation (NYSE: NVRI), a global market leader providing environmental solutions for industrial and specialty waste streams and innovative technologies for the rail sector (“Enviri”). He joined Enviri in 2013 as Chief Financial Officer and was appointed President and Chief Executive Officer in 2014. He became Chairman in October 2018. Prior to joining Enviri, Mr. Grasberger served as Managing Director of the Precision Polymers Division of Fenner PLC, which traded on the London Stock Exchange under the ticker symbol FENR prior to its acquisition by Compagnie Générale des Établissements Michelin in 2018. Earlier, he spent four years with Armstrong World Industries, Inc. (NYSE: AWI), first as Senior Vice President and Chief Financial Officer, and later as Executive Vice President of Building Products and Asia Pacific. Mr. Grasberger also held the positions of Vice President and Chief Financial Officer for Kennametal, Inc. (NYSE: KMT), and Corporate Treasurer and Director of Corporate Planning at H. J. Heinz Company, which has since merged into Kraft Heinz Company (NASDAQ: KHC). He started his career with USX Corporation, since renamed United States Steel Corporation (NYSE: X).
Mr. Grasberger graduated from the University of Notre Dame with a bachelor’s degree in Business Administration and Finance, and from the University of Pittsburgh’s Katz Graduate School of Business with an M.B.A.
QUALIFICATIONS:
The Board selected Mr. Grasberger to serve as a director based upon his broad financial expertise and strong leadership experience. The Board believes that Mr. Grasberger’s significant record as a successful chief executive officer and his experience leading publicly traded companies will provide strategic insight to LP and make him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Financial Literacy / Accounting	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Risk Management	Strategic Planning	Environmental / Sustainability / Corporate Responsibility
OZEY K. HORTON, JR.	INDEPENDENT DIRECTOR
Director Emeritus of McKinsey & Company AGE: 74 DIRECTOR SINCE: 2016 – Current Term Expiring 2027 COMMITTEES: » Audit Committee » Governance Committee
BACKGROUND:
Mr. Horton has been a Director Emeritus of McKinsey & Company, a global management and consulting firm, since 2011, when he retired after nearly 30 years with the firm. At McKinsey & Company, Mr. Horton worked in various practice areas around the globe, including Pulp, Paper and Packaging, Industrial, Change Management, Global Operations in Energy and Materials, and Basic Materials. Mr. Horton is a faculty member for McKinsey & Company’s leadership development program and also serves as an independent business advisor. Mr. Horton also serves as a director of Worthington Enterprises, Inc. (NYSE: WOR).
Mr. Horton graduated from Duke University with a bachelor of science degree in Civil and Environmental Engineering and from Harvard Business School with an M.B.A.
QUALIFICATIONS:
The Board selected Mr. Horton to serve as a director because of his extensive experience in global operations, strategic planning, merger and acquisition integration and change management. The Board believes that Mr. Horton’s broad understanding of the operational and strategic issues facing large global companies and his experience in both change management and merger and acquisition integration make him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	Financial Literacy / Accounting	Global Operations Experience	Risk Management	Strategic Planning

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PROPOSAL 1: ELECTION OF DIRECTORS
STEPHEN E. MACADAM	INDEPENDENT DIRECTOR

Retired Chief Executive Officer of EnPro Industries, Inc.
AGE: 64
DIRECTOR SINCE:
2019 – Current Term
Expiring 2026
COMMITTEES:
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Audit Committee

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Compensation Committee (Chair)

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Executive Committee

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Governance Committee

BACKGROUND:
Mr. Macadam served as Chief Executive Officer and President of EnPro Industries, Inc. (NYSE: NPO), a manufacturing company (“Enpro”), from April 2008 until his retirement in July 2019. He served on the board of directors of EnPro from 2008 until his retirement effective February 29, 2020, including as Vice Chairman beginning in August 2019. Prior to joining EnPro, he was Chief Executive Officer of BlueLinx Holdings Inc. (NYSE: BXC), a building products wholesaler, from October 2005 to March 2008. Mr. Macadam was President and Chief Executive Officer of Consolidated Container Company, a plastic packaging manufacturer, from 2001 to 2005. From March 1998 until August 2001, he held executive positions with Georgia-Pacific Corporation, which traded on the NYSE under the ticker symbol GP prior to its acquisition by Koch Industries, Inc. in 2005. Mr. Macadam held positions of increasing responsibility with McKinsey & Company, Inc., a global management consulting firm, from 1988 until 1998, culminating in the role of principal in charge of its Charlotte, NC operation. Mr. Macadam has served as a director for Sleep Number Corporation (NASDAQ: SNBR) since November 2023 and has served as chair of its audit committee since October 2024. He has served as the non-executive chairman of Atmus Filtration Technologies (NYSE: ATMU) since May 2023. He previously served as the chair of the board of directors of Veritiv Corporation (NYSE: VRTV) from 2020 to November 2023 and as a director for Valvoline Inc. (NYSE: VVV) from 2016 to January 2023.
Mr. Macadam received a bachelor of science degree in Mechanical Engineering from the University of Kentucky, a master of science degree in Finance from Boston College and an M.B.A. from Harvard University, where he was a Baker Scholar.
QUALIFICATIONS:
The Board selected Mr. Macadam to serve as a director because of his valuable financial expertise and his experience and knowledge in the areas of corporate governance, industrial products manufacturing, building products, product distribution, and procurement. The Board also believes that Mr. Macadam’s extensive experience leading publicly traded companies makes him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Financial Literacy / Accounting	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning

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PROPOSAL 1: ELECTION OF DIRECTORS
JEAN-MICHEL RIBIÉRAS	INDEPENDENT DIRECTOR
Chairman and Chief Executive Officer of Sylvamo Corporation AGE: 62 DIRECTOR SINCE: 2025 – Current Term Expiring 2026 COMMITTEES: » Audit Committee » Governance Committee
BACKGROUND:
Mr. Ribiéras has been the Chairman and Chief Executive Officer of Sylvamo Corporation (NYSE: SLVM), a global producer of uncoated paper, since October 2021, and a director of Sylvamo Corporation since its formation in March 2021. Mr. Ribiéras served as the President of Sylvamo Corporation from March 2021 until October 2021. Previously, Mr. Ribiéras held various positions of increasing responsibility with International Paper Company (NYSE: IP) in Europe and in the United States, where he accumulated over 26 years of experience. At International Paper Company, he served as Senior Vice President—Industrial Packaging of the Americas from June 2018 until March 2021 and as Senior Vice President—Global Cellulose Fibers from July 2016 through June 2018, and he led the integration of Weyerhaeuser’s cellulose fibers business with International Paper Company’s pulp business. Prior to that, he served with International Paper Company as Senior Vice President and President, Europe, Middle East, Africa and Russia from 2013 until June 2016, and as Vice President and President, Latin America from 2009 until 2013. Earlier in his career, Mr. Ribiéras served with International Paper Company as Vice President of European Papers from 2002 to 2004 and Vice President of International Paper Company’s Pulp and Converting Papers businesses from 2005 to 2009. Mr. Ribiéras has been appointed to the U.S.-Brazil CEO Forum by the U.S. Secretary of Commerce for its 2024-2026 term.
Mr. Ribiéras received a bachelor of science degree in Business Management from École Supérieure des Dirigeants d’Entreprise in France and an M.B.A. in Marketing from the Barney School of Business at the University of Hartford.
QUALIFICATIONS:
The Board selected Mr. Ribiéras based on his extensive management experience and strong executive leadership skills, developed over more than three decades in the paper and packaging industry. Mr. Ribiéras has a proven track record leading complex organizations and multinational business operations. The Board believes this experience makes him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	HR / Labor Relations	Strategic Planning

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PROPOSAL 1: ELECTION OF DIRECTORS
TY R. SILBERHORN	INDEPENDENT DIRECTOR
Chief Executive Officer and President of Apogee Enterprises, Inc. AGE: 57 DIRECTOR SINCE: 2025 – Current Term Expiring 2027 COMMITTEES: » Compensation Committee » Governance Committee
BACKGROUND:
Mr. Silberhorn has served as the Chief Executive Officer and President of Apogee Enterprises, Inc. (NASDAQ: APOG), a leading provider of architectural products and services for enclosing buildings, and glass and acrylic products used for preservation, energy conservation, and enhanced viewing (“Apogee Enterprises”) since January 2021. Prior to joining Apogee Enterprises, Mr. Silberhorn served for over twenty years in various roles at 3M Company (NYSE: MMM), a diversified global manufacturer and technology company (“3M”), most recently as Senior Vice President of 3M’s Transformation, Technology and Services from 2019 to 2020. Between 2001 and 2019, he held several global business unit leadership roles at 3M, serving as Vice President and General Manager for 3M divisions within Safety & Industrial, Transportation & Electronics, and Consumer business groups.
Mr. Silberhorn earned a bachelor of science degree from Indiana University’s Kelley School of Business and an M.B.A. from the University of Minnesota, Carlson School of Management.
QUALIFICATIONS:
The Board selected Mr. Silberhorn because of his significant multi-sector experience as a senior business executive. The Board believes that Mr. Silberhorn’s broad management experience in sales and marketing, strategic planning, product development, mergers and acquisitions, and operational efficiency makes him particularly well-suited to serve as a director of LP.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Financial Literacy / Accounting	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning
W. BRADLEY SOUTHERN
Chairperson of the Board and Chief Executive Officer of LP AGE: 65 DIRECTOR SINCE: 2017 – Current Term Expiring 2027 COMMITTEE: » Executive Committee (Chair)
BACKGROUND:
Mr. Southern has been Chairperson of the Board and Chief Executive Officer of LP since May 2020 and July 2017, respectively. He joined LP in 1999, holding key leadership roles, such as Executive Vice President and Chief Operating Officer, Executive Vice President and General Manager of Oriented Strand Board (“OSB”), Senior Vice President of Siding, and Vice President of Specialty Operations. Additionally, Mr. Southern serves on the boards of the National Association of Manufacturers, the Forest Products Association of Canada, the Nashville Branch of the Federal Reserve Bank of Atlanta, and GMS Inc. (NYSE: GMS).
Mr. Southern holds a bachelor of science degree and a master of science degree in Forest Resources from the University of Georgia.
QUALIFICATIONS:
The Board selected Mr. Southern to serve as a director based upon his appointment as Chief Executive Officer of LP, his performance as an executive at LP and his long history and deep familiarity with LP’s operational matters. The Board also considered Mr. Southern’s expansive knowledge of the Forest Products industry in North and South America, together with his knowledge and experience in strategic planning, finance, accounting, specialty products and plant management. The Board also believes Mr. Southern is an effective liaison between the Board and management.

SKILLS:

Public Company Board Experience	C-Suite Leadership	Manufacturing and Distribution / Sourcing / Logistics	Global Operations Experience	Sales / Marketing	Risk Management	Strategic Planning	Environmental / Sustainability / Corporate Responsibility

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CORPORATE GOVERNANCE
CURRENT BOARD COMPOSITION
The following matrices provide information regarding the members of our Board, including demographic information and a summary of certain qualifications and experience possessed by the members of our Board that our Board believes are relevant to our business and industry and provide a range of viewpoints that are invaluable for our Board’s discussions and decision-making processes. The matrices do not encompass all of the qualifications, experiences or attributes of the members of our Board, and the fact that a particular qualification, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular qualification, experience or attribute with respect to any of the members of our Board does not mean that the director in question is unable to contribute to our Board’s decision-making process in that area. The type and degree of qualification and experience listed below may vary among the members of our Board. Ms. Embree has been excluded from the matrices and graphs below, as her term will not continue beyond the 2025 Annual Meeting of Stockholders.

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CORPORATE GOVERNANCE
The Board held four meetings in 2024. While LP does not have a policy regarding attendance by directors at LP’s annual meetings of stockholders, all directors on the Board at that time attended the 2024 Annual Meeting of Stockholders.
PRINCIPLES OF CORPORATE GOVERNANCE
Strong corporate leadership of the highest ethics and integrity has long been a major focus of LP’s Board and management. The key tenets of LP’s Corporate Governance Guidelines include the following:
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The Board elects the director who serves as Chairperson of the Board, who may be the Chief Executive Officer (or “CEO”) or any other director. Currently, the CEO serves as Chairperson of the Board. Pursuant to LP’s Corporate Governance Guidelines, when the positions of Chairperson of the Board and CEO are held by the same person, the Board adopts a counterbalancing governance strategy, pursuant to which a Lead Independent Director is elected annually by the independent directors to preside over executive sessions of the independent directors, facilitate information flow and communications between the directors and the Chairperson of the Board, coordinate the activities of the other independent directors and perform such other duties as specified by the Board and outlined in the Lead Independent Director Profile contained in LP’s Corporate Governance Guidelines. Currently, Dustan E. McCoy serves as Lead Independent Director.

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CORPORATE GOVERNANCE
»
A majority of the members of the Board and all members of the Audit Committee, the Compensation Committee of the Board (the “Compensation Committee”), and the Governance Committee must be independent. To be considered independent under LP’s Corporate Governance Guidelines, a director must:

—
meet the applicable standards imposed by the SEC, the NYSE and any federal laws as may from time to time be made applicable to the Board;

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be independent of management and LP, and free of any relationship that, applying the rules of the NYSE, would preclude a finding of independence;

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not have been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past three years and in order to qualify for service on the Compensation Committee, not have been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past five years; and

—
have no material relationship with LP or any of its affiliates or any executive officer of LP or any of its affiliates (either directly or as a partner, shareholder or officer of an organization) as affirmatively determined by action of the Board.

The Board has determined that each current director, other than Mr. Southern, is independent under the standards listed above. LP’s independence standards, together with the rest of LP’s Corporate Governance Guidelines, as summarized in this section, are available on its website at https://investor.lpcorp.com by clicking on “Corporate Governance,” then “Governance Documents,” and then “Corporate Governance Guidelines.”
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The independent directors meet in executive session without management present in connection with each quarterly Board meeting.

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No director may serve as a director of more than four other public companies, and any director who is employed as an executive officer (other than executive chair) of a public company may not serve as a director of more than one other public company (excluding the public company for which the individual serves as an executive officer), in each case without the prior approval of the Board. Any director who serves as an executive chair of a public company may not serve as a director of more than two other public companies (excluding the public company for which the individual serves as an executive chair), without the prior approval of the Board. The CEO may not serve as a director of more than two public companies (including LP). The Governance Committee reviews all requests to serve on another public company’s board of directors.

»
Following any material change in his or her principal occupation or business association, including retirement from any such other occupation or association, such director must immediately tender his or her resignation for consideration by the Board, which may choose not to accept it.

»
Directors must retire as of the date of the next annual meeting of stockholders after attaining age 75, unless waived by the Board.

»
Directors are provided with orientation and continuing education opportunities on an ongoing basis relating to performance of their duties as directors and Board committee members.

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The composition, structure, purpose, responsibilities and duties of each of the standing Board committees are set forth in written charters approved from time to time by the Board.

»
The Board and each of the Board committees have authority to engage outside advisors, including outside legal counsel or other consultants, who are independent of management to provide expert or legal advice to the directors.

»
The Governance Committee oversees annual evaluations of the operations and effectiveness of the Board and the committees of the Board in governing LP, with feedback from the Lead Independent Director, and communicates the results of these evaluations to the full Board.

»
Each director must receive a majority of the total stockholder votes cast in an uncontested election of directors. An incumbent director who is not re-elected (and whose successor was not elected at the meeting) is expected to promptly tender his or her resignation in accordance with LP’s Bylaws. The Governance Committee will make a recommendation to the full Board on the acceptance or rejection of the tendered resignation,

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CORPORATE GOVERNANCE
and the Board must act on the tendered resignation within 90 days and publicly disclose its decision (and its rationale for the decision if the resignation is rejected).
»
LP has adopted both a Code of Business Conduct and Ethics and a Code of Ethics for senior financial officers.

—
The Code of Business Conduct and Ethics is applicable to all directors, officers, and employees and addresses, among other matters, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, legal and regulatory compliance, and reporting of illegal or unethical behavior.

—
The Code of Ethics for senior financial officers, including the CEO, relates to conflicts of interest and full, fair and accurate financial reporting.

—
Directors and executive officers may be granted waivers of either Code only by a decision of the Board (or a Board committee to which this responsibility is delegated), which will be promptly disclosed to LP’s stockholders by posting on LP’s website at www.lpcorp.com. In 2024, there were no waiver requests.

»
LP’s CEO is responsible for maintaining a succession-planning process with respect to top management positions and must report to the Board at least annually regarding specific assessments and recommendations. The Governance Committee is responsible for managing the CEO selection and evaluation process used by the Board and reviewing management succession processes.

»
The Board has adopted stock ownership guidelines for both outside directors and executive officers. The guidelines specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in value to five times the regular annual cash retainer for outside directors within five years of joining the Board. For 2024, all of the directors met the guidelines. See the section below captioned “—Director Stock Ownership Guidelines.” The guidelines for executive officers are discussed under the heading “Compensation of Executive Officers—Compensation Discussion and Analysis—Section VI: Additional Policies and Guidelines Affecting Executive Compensation—Executive Stock Ownership Guidelines.”

Current copies of LP’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Code of Ethics for senior financial officers are available on LP’s website at https://investor.lpcorp.com by clicking on “Corporate Governance” and then “Governance Documents.” Any amendments to either Code will also be posted at www.lpcorp.com. Copies of any of these documents may also be obtained free of charge by writing to Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.
THE BOARD LEADERSHIP STRUCTURE
The members of the Board have a diverse set of skills and experiences and all of the members are independent except Mr. Southern, our CEO. As discussed above, Mr. Southern currently serves as both the CEO of LP and the Chairperson of the Board, and the independent directors of the Board have elected Mr. McCoy to serve as our Lead Independent Director. We believe that our current leadership structure is in the best interests of LP and its stockholders and that it fosters innovative, responsive and strong leadership for LP as a whole. Our Board has determined that the election of an executive Chairperson must be accompanied by the annual election of a Lead Independent Director by the independent directors with a clearly defined and dynamic leadership role in the governance of the Board. In May 2020, the Board determined that appointing Mr. Southern as Chairperson of the Board and Mr. McCoy as Lead Independent Director would result in the governance structure best suited to enable our Board and management to carry out their responsibilities to our stockholders and promote the growth of LP. We believe the structure promotes, through the clearly articulated roles and responsibilities of the Lead Independent Director and Board committees, the objective and effective oversight of management.
Mr. McCoy has served on the Board since 2002. He has deep institutional knowledge of LP and provides strong continuity of leadership. Mr. McCoy’s significant ongoing contributions to the Board are underscored by the Board’s decision to extend his tenure beyond the Board’s mandatory retirement age of 75; in February 2025, the Board determined to waive the director age limit with respect to Mr. McCoy so that he can continue to lead the Board and serve as the Lead Independent Director.

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CORPORATE GOVERNANCE
The Chairperson’s current Board duties include: calling meetings of the Board; taking primary responsibility for preparing agendas for Board meetings in consultation with the Lead Independent Director, other directors and management; chairing meetings of the Board and the annual meeting of stockholders; receiving feedback from executive sessions of the independent directors; chairing meetings of the Executive Committee of the Board (the “Executive Committee”); communicating with directors on key issues and concerns outside of Board meetings; and representing LP to, and interacting with, external stakeholders and LP employees.
The Lead Independent Director’s current duties include: participating in Board meetings; acting as an intermediary in the event the Chairperson refers to the Lead Independent Director for guidance or to have something taken up at an executive session of the independent directors; suggesting calling Board meetings to the Chairperson when appropriate; calling meetings of the independent directors and setting the agenda for, and leading, executive sessions of the independent directors; briefing the Chairperson on issues arising in the executive sessions; collaborating with the Chairperson to set the Board agenda and providing the Board with information; facilitating discussion among the independent directors on key issues and concerns outside of Board meetings; serving as the exclusive conduit to the Chairperson of views, concerns and issues of the independent directors; retaining advisors and consultants at the request of independent directors; serving on the Executive Committee; and coordinating with the Compensation Committee in the performance and evaluation of the CEO.
OVERSIGHT OF RISK
The directors are elected representatives of the stockholders and act as fiduciaries on their behalf. In performing its general oversight function, the Board reviews and assesses LP’s strategic and business planning, as well as management’s approach to addressing significant risks. All committees report directly to the Board regularly, and all committee minutes are distributed for review by the entire Board when requested. Additionally, the Board and committees are authorized to retain independent advisors, including attorneys or other consultants, to assist in their oversight activities.
As set out in LP’s Corporate Governance Guidelines, it is the responsibility of the CEO, and of executive management under the CEO’s direction, to:
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operate and manage the business of LP on a day-to-day basis in a competent and ethical manner to produce value for the stockholders;

»
regularly inform the Board of the status of LP’s business operations;

»
engage in strategic planning;

»
prepare annual operating plans and budgets; and

»
oversee risk management and financial reporting.

The Board fulfills its oversight responsibilities as set out in the Corporate Governance Guidelines on behalf of the stockholders and in furtherance of LP’s long-term health. The Board’s role does not involve managing the daily complexities of business transactions.
As part of its oversight responsibilities, the Board and its committees are involved in the oversight of risk management of LP. The current leadership structure provides directors with significant information related to risks faced by LP, as well as an opportunity to synthesize, discuss and consider these risks independent of management and to provide guidance to management. The Board oversees risk management in part through its review of findings and recommendations by LP’s Risk Management Council, the participants of which are executives and/or functional department leaders in the areas of risk management, finance, internal audit, legal and compliance, information technology (including cybersecurity), environmental, and product quality, all of whom supervise day-to-day risk management throughout LP. The purpose of the Risk Management Council is to help the CEO assess the effectiveness of LP’s identification and handling of risks. The Board and its committees have direct access to financial and compliance leaders on a quarterly basis or more frequently if requested. Further, the Board is provided a comprehensive report as to the Risk Management Council’s risk mapping efforts, as well as management’s efforts to mitigate and transfer risk.
The Board committees consider risks within their areas of responsibilities under each of their charters. The Audit Committee is responsible for the following risk oversight functions:

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CORPORATE GOVERNANCE
»
overseeing LP’s enterprise risk management program, which includes consideration of operational risks, cyber-security risks, and financial risk related to accounting matters, financial reporting and legal and regulatory compliance;

»
reviewing various guidelines for cash, credit and liquidity measures;

»
reviewing risks related to financial disclosures and reporting; and

»
reviewing the audit risk assessment identifying internal controls and risks that affect the audit plan for the coming year.

The Board and the Audit Committee share oversight of risks from cybersecurity threats. The Audit Committee oversees our cybersecurity program. LP’s Information Security Officer provides the Audit Committee with an annual presentation on our cybersecurity program, emerging threats, and the state of LP’s cybersecurity maturity. In addition, the Information Security Officer provides quarterly and other periodic updates to the Audit Committee regarding LP’s cybersecurity program.
The Governance Committee is responsible for oversight of risk related to various regulatory changes and trends related to corporate governance, including Board member selection and maintaining appropriate corporate governance principles and guidelines, as well as overseeing annual evaluations to assess Board and committee effectiveness. Additionally, the Governance Committee is responsible for oversight of risk related to LP’s sustainability strategy, safety, environmental and product quality policies and practices, programs for ethics and business conduct, including various matters raised through LP’s anonymous hotline reporting service, legal compliance, political activities and advocacy and human resource practices.
The Compensation Committee is responsible for oversight of risk relating to employment policies and LP’s compensation and benefits systems, and annually reviewing these policies and practices to determine whether they are reasonably likely to have a material adverse effect on LP.

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For more than half a century, LP has worked to deliver on our purpose: Building a Better World™. From the way we manage forests and manufacture sustainable products to the way we protect the health, safety, and well-being of our team members, we work to ensure that LP contributes to better, more efficient, and more durable building products and in turn, a better world for all.
Our sustainability program is centered on five pillars: governance, people, environment, products and community.
For additional information about our program, priorities and metrics, read our 2024 Sustainability Report. The 2024 Sustainability Report is available on our website at www.lpcorp.com/sustainability. The 2024 Sustainability Report and other information contained on our website are not incorporated by reference herein.
OVERSIGHT
Oversight for LP’s sustainability program begins with our Governance Committee. The committee meets at least three times a year and oversees our sustainability strategy as well as our performance in relation to our sustainability-related priorities. The committee also oversees the programs and processes related to management succession, safety, environmental and product quality, ethics and business conduct, political activities and human resources. Management oversees LP’s sustainability program through LP’s Sustainability Executive Council, which is a cross-functional committee comprised of members of LP’s executive team, including the General Counsel and the Chief Financial Officer. The Sustainability Executive Council oversees the Sustainability Task Force, a group of subject matter experts responsible for developing and executing our sustainability strategies. The Sustainability Task Force is led by the General Counsel and includes a cross-departmental group of leaders from key departments, including Investor Relations and Business Development, Sustainability and Public Policy, Finance, Procurement, Corporate Communications and Marketing. The Sustainability Executive Council meets quarterly with the Sustainability Task Force to discuss sustainability strategies.
APPROACH TO SUSTAINABILITY
LP measures its progress in relation to its sustainability priorities, as well as the programs, processes and initiatives we have in place across five critical areas: governance, people, environment, products and community. We evaluate risks and opportunities in each of these areas carefully. In 2024, we conducted an ESG priority assessment to ensure we incorporate the opinions of our employees, customers, investors and other stakeholders as we execute our sustainability strategy. The priority assessment revealed the most critical sustainability topics for LP: product innovation and sustainability; sustainable forestry and biodiversity; product quality and safety; carbon emissions; and community engagement and impact.
We provide sustainability disclosures in line with the International Financial Reporting Standards Foundation’s Sustainability Accounting Standards Board (“SASB”) standards and the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations. Our business is aligned with SASB’s Building Products and Furnishings and

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CORPORATE GOVERNANCE
Forestry Management standards. Our TCFD index communicates how climate risks and opportunities are incorporated into our enterprise risk management framework and overall climate strategy to facilitate long-term business resilience.
Governance
Our corporate governance practices and programs represent our commitment to ethical business operations. We work to create an environment within the workplace where all LP representatives—from directors to individual contributors—have a strong sense of accountability and integrity.
We have a diverse, independent Board that helps the company manage risk, as well as Board committees that oversee auditing, corporate responsibility, and executive compensation.
We expect all LP team members to act with the highest standards of ethics and integrity and carry our commitment to business ethics through to our suppliers. Our Code of Business Conduct and Ethics, Code of Ethics for senior financial officers and Supplier Code of Conduct outline our standards and expectations. Our Human Rights Policy further details our expectations for working conditions and human rights in our operations. Each of these documents is available online at our website at www.lpcorp.com.
People
At LP, people come first. We work to create an engaging and inclusive culture at LP that protects the health and well-being of our team members and creates opportunities for individuals to learn and grow while taking care of themselves and their families. Additional information concerning LP’s people-focused initiatives can be found in the “—Human Capital Management” section below.
Environment
Environmental stewardship is a responsibility shared by every LP team member. We strive to responsibly manage our environmental footprint from product innovation and sourcing to manufacturing, and all the way through product installation and end-use. Our Policy on Environmental Stewardship, which may be viewed at www.lpcorp.com/about-lp/sustainability/the-environment, guides our operations and is supported by programs and processes that help us minimize emissions, waste and water use, and support the conservation of biodiversity. We strive to implement innovative, site-specific environmental management programs at all LP manufacturing facilities, and we aim to minimize waste and promote clean air and water while producing high-quality, durable building products.
Climate Strategy
Our 2024 Sustainability Report contains the information we use to assess our climate impacts, including our greenhouse gas emissions and energy use metrics, as well as the steps we’ve taken to identify and address potential climate-related risks and opportunities in our business operations. As detailed in our 2024 Sustainability Report, our climate strategy focuses on greenhouse gas emission intensity reductions, risk mitigation and adaptation measures.
Responsible Forest Management and Reforestation
We believe that one of the greatest environmental opportunities we have at LP is to ensure that the forest resources we rely on are managed sustainably to meet the needs of future generations. As early adopters of third-party forest certification standards, we work with suppliers to implement sustainable forestry practices and work to ensure 100% of our wood fiber volume is vetted through stringent forest certification standards, including those published by the Sustainable Forestry Initiative® (SFI®) and the Programme for the Endorsement of Forestry Certification (PEFC®). This helps assure LP and our customers that these forestlands are being managed responsibly and are achieving the environmental standards we demand.
We work to protect and maintain biodiversity in and near our operations, primarily by conducting biodiversity assessments before we begin operating to understand and mitigate potential biodiversity risks. Our forest management process helps preserve a range of age classes and forest types to protect habitats for plant and animal species that require younger as well as older forests to thrive.
Manufacturing Efficiency
Our manufacturing systems are intended to limit our environmental impact. All LP manufacturing facilities use site-specific environmental management programs to help minimize waste and promote clean air and water quality when

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CORPORATE GOVERNANCE
producing engineered wood building products. We derive a significant amount of energy from using residual biomass generated during manufacturing, which accounted for approximately 80% of our total energy use in 2023. We utilize 99% of all wood fiber that enters our manufacturing facilities either in our products or as an alternative renewable energy source to partially offset fossil fuel consumption. In 2023, we also began two renewable energy projects in South America. One of those renewable energy projects came online in late 2024; the other is expected to come online during 2025.
Quantifying Our Carbon Footprint
Understanding our emissions is critical for developing and guiding our sustainability strategy. Our Scope 1 and 2 GHG emissions arise primarily from the natural gas and electricity used in our operations. However, a significant amount of our energy is derived from the use of residual biomass resulting from our manufacturing process.
For 2023, we obtained limited assurance from a third-party auditor for our Scope 1 and Scope 2 greenhouse gas emissions, reinforcing our commitment to strong governance and data integrity. In addition to evaluating our Scope 1 and 2 GHG emissions, we have worked to measure our Scope 3 GHG emissions inventory since 2019. We believe this evaluation is an important step in understanding the emissions impact of our full value chain.
Products
Across our more than 50-year history, one thing that has remained consistent is our dedication to creating innovative, longer-lasting, more sustainable building products for our customers. We are committed to producing products that are both responsibly sourced and known for exceeding the performance expectations of our customers.
We work with third parties to develop life cycle assessments (LCA) and environmental product declarations (EPD) for LP products. The LCAs and EPDs allow us to assess and compare the environmental impact of our products’ life cycles in line with internationally recognized standards, including International Organization for Standardization (ISO) standards. We believe EPDs are a valuable tool for comparing products and providing transparency into the environmental footprint of a product across its full manufacturing value chain, from raw materials to product end-of-life.
We have evaluated the full life cycle of nine LP products, including LP® SmartSide® products, LP SmartSide ExpertFinish® products, LP BuilderSeries® products, LP® Commodity OSB products and the LP Structural Solutions portfolio (except for LP NovaCore® sheathing). The related EPDs demonstrate the carbon negativity of the covered products, meaning that such products store more carbon than is released during their entire life cycles.
Communities
The way we live, work, and interact within our communities is guided by our respect for the interconnectedness we share as community members. We support local communities through product and monetary donations, and through the LP Foundation, our separate, LP-funded 501(c)(3) nonprofit. We also give LP team members the opportunity to donate their funds, time and skills to better their communities, whether through LP-sponsored volunteer events or through our charitable giving employee match program. The LP Foundation provides grants and other support to public schools and a variety of local nonprofit organizations that fall within our giving categories, which are assessed annually by LP’s executive team. These giving areas focus on: programs that provide affordable homes for those in need, in and around our communities; environmental programs primarily focused on protecting ecosystems and supporting resilient, biodiverse forests; inclusive education, training and outreach programs aimed at attracting and developing the next generation of manufacturers, foresters, and construction tradespeople.
Our Human Rights Policy, Code of Business Conduct and Ethics and Policy for Respecting the Rights of Indigenous Peoples, detail our commitments to respecting and collaborating with Indigenous communities across the areas where we operate. Through regular engagement with Indigenous Nations and leaders, we strive to work together toward shared goals that foster healthy forests, economic growth, employment, training, youth education and skill building, community infrastructure projects, protection of cultural values, and support for local cultural events.
MORE INFORMATION
More information about our environmental, social and governance program is available in LP’s 2024 Sustainability Report located at www.lpcorp.com/sustainability. Our 2024 Sustainability Report and other information contained on the website are not incorporated by reference herein.

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HUMAN CAPITAL MANAGEMENT
At LP, we believe that by building and developing a more engaged, highly skilled and innovative workforce, we are also building a better, more sustainable, and more competitive company—because when our people thrive, our company thrives. LP’s human capital management priorities include employee health and safety, talent acquisition, talent development, compliance and enablement, and employee well-being. These factors impact LP’s readiness to meet future business needs and achieve organizational value creation goals.
HEALTH AND SAFETY
We are committed to creating a healthy, safe workplace for all of our team members. Our safety programs aim to prevent incidents before they occur. Applicable to all team members and contractors, our Environmental, Health and Safety (EHS) Protocol Standard defines our expectations for creating a safe work environment. Additionally, our recently introduced Serious Injury and Fatality (SIF) Prevention program uses predictive tools to further identify and target potential safety risks. Every LP team member or contractor receives baseline safety training when they join the company, plus supplemental training based on their job requirements. In addition to this baseline training, each LP facility provides extra training specific to safety considerations for the time of year, needs or high-risk activities. Since 2010, we have won 90 safety awards recognizing us for our performance and commitment to safety.
TALENT ACQUISITION
We are committed to cultivating a high-performing culture that attracts and welcomes innovative, agile, and resilient talent focused on value creation. Our goal is to create an inclusive and collaborative work environment that allows team members to learn, grow and develop while taking care of themselves and their families.
We value the diverse backgrounds, experiences, and perspectives of our team members and are committed to fostering an environment where everyone feels a sense of belonging. This culture strengthens our ability to attract, develop, and retain top talent across every level of the organization.
Our executive management team provides oversight of our policies, programs, and initiatives focusing on workforce inclusion and belonging, talent and development, and compensation and benefits, and it is our policy to fully comply with all laws (domestic and foreign) applicable to equal employment opportunity and discrimination in the workplace.
TALENT DEVELOPMENT
We are committed to empowering team members’ growth and development by offering an array of targeted programs that deliver meaningful learning opportunities to team members at key points in their careers. Talent development opportunities include LP-led team member training programs, self-guided learning tools, and formal continuing education through accredited colleges and universities. We believe our team members’ growth must outpace the growth we want to achieve as a business.
COMPLIANCE AND ENABLEMENT
We are committed to creating a data-rich environment that enables high performance, consistent practices, efficient processes, and quality decision-making that supports our company values.
EMPLOYEE WELL-BEING
We are committed to recognizing and rewarding the contributions of our valued team members. We work to ensure that our competitive total rewards package supports our team members’ health, well-being and financial security, and enables LP to attract and retain top talent.
INSIDER TRADING POLICY
LP has an insider trading policy that governs the purchase, sale and other dispositions of its securities by directors, officers and employees (the “Insider Trading Policy”). We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. A copy of our Insider Trading Policy was filed with the SEC as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

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ANTI-HEDGING AND ANTI-PLEDGING POLICY
LP’s Insider Trading Policy prohibits directors, executive officers, and certain employees of LP from engaging in short-term, hedging or speculative transactions involving LP common stock, $1 par value per share (“Common Stock”). LP maintains this policy because such transactions, which might be considered short-term bets on the movements of LP Common Stock, could create the appearance that the person is trading on insider information. In addition, hedging transactions may permit a director, executive officer, or manager of LP to continue to own securities of LP obtained through employee benefit plans or otherwise but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as LP’s other stockholders.
Under LP’s Insider Trading Policy, the following hedging and monetization transactions with respect to LP securities are prohibited:
»
engaging in “short sales”;

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buying and selling options (“put” or “call”);

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prepaid variable forwards;

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equity swaps;

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collars; and

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exchange funds.

While not prohibited, under the Insider Trading Policy, LP discourages insiders from placing standing or limit orders on LP securities.
LP’s Insider Trading Policy also prohibits the pledging of LP securities as collateral for margin and other loans.
COMMITTEES OF THE BOARD
The Board’s committees, membership on each committee as of March 10, 2025 and the number of meetings held during fiscal year 2024 are set forth in the table below. Each committee shown below has a written charter delineating its membership, duties and functions. Copies of the current committee charters are available on LP’s website, https://investor.lpcorp.com, by clicking on “Corporate Governance” and then “Governance Documents” and may also be obtained by writing to Corporate Affairs, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.
NAME OF DIRECTOR	AUDIT	COMPENSATION	GOVERNANCE	EXECUTIVE
Kelly H. Barrett
Jose A. Bayardo
Tracy A. Embree
Lizanne C. Gottung
F. Nicholas Grasberger III
Ozey K. Horton, Jr.
Stephen E. Macadam
Dustan E. McCoy
Jean-Michel Ribiéras
Ty R. Silberhorn
W. Bradley Southern
2024 Meetings	6	4	4	0
 = Chair     = Committee member

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During 2024, each director serving on the Board at that time attended at least 75% of the total number of Board meetings and meetings held by all committees of the Board on which he or she served during his or her tenure on the Board or such committees.
Descriptions of the Audit Committee, the Compensation Committee and the Governance Committee are provided below.
FINANCE AND AUDIT COMMITTEE
Members
F. Nicholas Grasberger III (Chair) | Kelly H. Barrett | Jose A. Bayardo | Ozey K. Horton, Jr. | Stephen E. Macadam | Jean-Michel Ribiéras
Responsibilities
The Audit Committee is responsible for:
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assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of LP (including LP’s financial statements);

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LP’s compliance with legal and regulatory reporting requirements;

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assessing the independence and qualifications of LP’s independent registered public accounting firm and evaluating the performance of LP’s independent registered public accounting firm and internal auditors;

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oversight of LP’s enterprise risk management program and certain other risks, as described under the heading “—Oversight of Risk” above;

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receiving and reviewing regular reports regarding issues such as:

—
the status and findings of internal audits and audits being conducted by LP’s independent registered public accounting firm,

—
the status of material litigation,

—
LP’s cybersecurity program, emerging cybersecurity threats, and the state of LP’s cybersecurity maturity,

—
significant accounting events,

—
accounting changes that could affect LP’s financial statements, and

—
proposed audit adjustments;

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because of the importance of the integrity of our information technology systems to financial reporting, reviewing LP’s information technology platform and processes, as well as strategies, to prevent, detect and mitigate any cybersecurity threat; and

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such other duties as directed by the Board.

Additionally, the Audit Committee has sole authority for the appointment, compensation and oversight of LP’s independent registered public accounting firm, including the approval of any significant non-audit relationship. To satisfy its various oversight responsibilities, the Audit Committee meets regularly with LP’s Chief Financial Officer, Director of Internal Audit, independent registered public accounting firm and other members of management, as needed.
The Audit Committee charter requires that each member of the Audit Committee meet the qualification and independence requirements of the NYSE listing standards, and the independence standards set forth in Rule 10A-3 of

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the Exchange Act and LP’s Corporate Governance Guidelines. The Board has determined that each member of the Audit Committee has met such qualification and independence requirements and standards.
The Audit Committee Charter also requires that we have at least one member of the Audit Committee who has past employment experience in finance or accounting and requisite professional certification in accounting or other comparable experience that, in the judgment of the board, results in the individual’s financial sophistication and qualification as an audit committee financial expert (as such term is defined under applicable rules of the SEC). The Board has determined that Mr. Grasberger, Mr. Macadam, Mr. Bayardo and Ms. Barrett are audit committee financial experts (as such term is defined under applicable rules of the SEC).
COMPENSATION COMMITTEE
Members
Stephen E. Macadam (Chair) | Tracy A. Embree | Lizanne C. Gottung | Dustan E. McCoy | Ty R. Silberhorn
Responsibilities
The Compensation Committee is responsible for:
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assisting the Board in fulfilling its responsibility for oversight relating to the compensation of the executive officers of LP, including by reviewing and establishing compensation levels for LP’s executive officers on at least an annual basis;

»
reviewing and approving the strategy and design of LP’s compensation and benefits systems, and overseeing the administration of LP’s compensation and benefit plans;

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making recommendations to the Board for incentive compensation and equity-based compensation plans, including specifically reviewing and making recommendations regarding the compensation of LP’s CEO and reviewing and approving salaries and incentive compensation of other executive officers;

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administering LP’s equity and cash incentive compensation plans;

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reviewing and making recommendations to the Board regarding any employment agreements and any severance agreements or plans, including any benefits to be provided to LP’s executive officers in connection with a change of control of LP;

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approving and administering, through a subcommittee of the Compensation Committee comprised of all members of the Compensation Committee who qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act (the “Subcommittee for Performance and Equity-Based Compensation”), any stock options or other stock-based awards that are intended to be exempt from short-swing profit liability under applicable rules of the SEC;

»
selecting and regularly reviewing the peer group used for benchmarking compensation for executive officers;

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overseeing certain risks related to LP’s compensation policies and practices as described under the heading “—Oversight of Risk” above;

»
making recommendations to the Board regarding the frequency with which LP will conduct “say on pay” votes in accordance with Section 14A of the Exchange Act;

»
determining and reviewing stock ownership guidelines for the CEO and other executive officers and monitoring compliance with such guidelines; and

»
reviewing, approving, modifying, administering and enforcing policies and procedures with respect to the clawback or recoupment of compensation from LP’s current or former officers, employees, directors or other individuals who have received compensation.

The Compensation Committee meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions being made. In accordance with its written charter adopted by the Board, the Compensation Committee has oversight responsibility with respect to compensation policies designed to align compensation with our overall business strategy, values and management initiatives. In discharging its oversight responsibility, the Compensation Committee has retained its own independent compensation consultant, FW Cook, to

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advise the Compensation Committee regarding market and general compensation trends, assist in determining the appropriate executive officer compensation and advise the Compensation Committee about its executive compensation programs and policies. At the Compensation Committee’s request, FW Cook attends committee meetings and meets with individual committee members to plan for committee meetings. The Compensation Committee chair also regularly meets with management and the Compensation Committee’s consultant between formal Compensation Committee meetings. In 2024, the Compensation Committee generally sought input from FW Cook on a range of factors related to LP’s compensation programs, including comparative peer company data, competitive positioning of executive pay, plan design, long-term incentive pay practices, and market trends.
FW Cook is responsible solely to the Compensation Committee, with the exception of its services to the Governance Committee regarding director compensation, and undertook no work with the management of LP without approval from the Compensation Committee chair. The Compensation Committee has affirmed the independence of FW Cook through a review of the firm’s independence policy and other relevant matters, and is not aware of any conflict of interest that would prevent the consultant from providing independent advice to the Compensation Committee regarding executive compensation matters. FW Cook has had no other business relationship with LP and has received no payments from us other than fees for services to the Compensation Committee and the Governance Committee. FW Cook is not the beneficial owner of any shares of LP Common Stock, and fees payable by LP to FW Cook during 2024 were less than 1% of the firm’s gross revenues.
LP’s Chief Executive Officer makes recommendations to, and participates in the deliberations with, the Compensation Committee regarding the amount and form of the compensation of the other executive officers, but does not participate in the determination of his own compensation or the compensation of directors.
The Compensation Committee charter requires that each member of the Compensation Committee qualify as an “independent director” under the NYSE listing standards. The Board has determined that each member of the Compensation Committee has met such independence requirements. The Board has also determined that each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee are named above under “—Members”. No members of the Compensation Committee were officers or employees of LP or any of its subsidiaries in 2024, were formerly LP officers, or had any relationship otherwise requiring disclosure under the applicable rules. In addition, no executive officer of LP serves, or in the last fiscal year has served, as a director of, or as a member of the compensation committee (or other board committee performing equivalent functions) of, another entity that has one or more of its executive officers serving as a director of LP or as a member of the Compensation Committee.
GOVERNANCE AND CORPORATE RESPONSIBILITY COMMITTEE
Members
Lizanne C. Gottung (Chair) | Kelly H. Barrett | Jose A. Bayardo | Tracy A. Embree | F. Nicholas Grasberger III | Ozey K. Horton, Jr. | Stephen E. Macadam | Dustan E. McCoy | Jean-Michel Ribiéras | Ty R. Silberhorn
Responsibilities
The Governance Committee is responsible for:
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making recommendations to the Board as to the candidates to be elected as Chairperson of the Board and Lead Independent Director;

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determining criteria for selecting and evaluating potential nominees for director, including skills and diversity that would be advantageous to add to the Board, identifying and screening persons qualified to become directors and recommending candidates for membership on the Board;

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if appropriate, in the sole discretion of the Governance Committee, retaining a search firm to identify potential candidates for the Board and approving such firm’s fees and other retention terms;

»
considering and making recommendations to the Board regarding the composition of the Board and Board committees, the nomination of directors, and all elements of compensation of directors;

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»
developing, and recommending for consideration by the Board, a set of corporate governance guidelines applicable to LP and reviewing charters of all committees of the Board;

»
managing the process of evaluating the Board and its committees, with feedback from the Lead Independent Director, and assessing the effectiveness of the Governance Committee, including the adequacy of its charter, at least annually;

»
considering and making recommendations to the Board regarding LP’s Bylaws, stockholder proposals and other corporate governance items that may arise from time to time;

»
managing the CEO selection and evaluation process used by the Board and reviewing management succession processes;

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providing oversight and direction on LP’s (i) sustainability strategy, initiatives and performance and (ii) safety, environmental and product quality policies and practices;

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reviewing annually the Board’s approach to oversight of LP’s ESG reporting, including its periodic ESG reports;

»
reviewing the implementation of LP’s safety products and trends and the environmental performance of LP as it affects employees, communities, vendors and customers;

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reviewing and implementing LP’s product quality policies and standards, including claims and quality incident reports;

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overseeing LP’s (i) programs for ethics and business conduct, including reviewing matters raised through LP’s confidential hotline reporting service, and (ii) political activities and advocacy, including political fundraising and contributions;

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reviewing, at least annually, LP’s ethics and business conduct practices, trends and issues, and reporting to the Board on findings related thereto;

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providing oversight of LP’s compliance with federal and state laws, regulations and rules;

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providing oversight and policy direction on diversity and employee satisfaction; and

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providing oversight of certain risks related to corporate governance as described under the heading “—Oversight of Risk” above.

In 2024, the Governance Committee sought input from FW Cook related to director compensation, including competitive positioning of director pay.
The Governance Committee charter requires that each member of the Governance Committee be an independent director. The Board has determined that each member of the Governance Committee has met the independence requirements of the NYSE listing standards.
ANNUAL BOARD AND COMMITTEE SELF-EVALUATION PROCESS
LP’s Board believes that periodic self-evaluation is important to its ongoing effectiveness. The Board and each of its committees conduct annual self-evaluations to assess whether they are functioning effectively and to provide an opportunity to reflect upon and improve processes and effectiveness. The Governance Committee designs and establishes the overall evaluation framework and oversees this annual evaluation process, which is led by the Lead Independent Director. As part of the evaluation process, the Lead Independent Director conducts individual discussions with each Board member to obtain their assessment of the performance and effectiveness of the Board and its committees. A summary of the results of this process is then reported to the full Board and to each of its committees, which consider the results and the ways in which Board and committee processes and effectiveness might be enhanced.

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DIRECTOR STOCK OWNERSHIP GUIDELINES
The Board has adopted stock ownership guidelines for outside directors as part of LP’s Corporate Governance Guidelines, which specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in fair market value to five times the regular annual cash retainer for outside directors within five years of joining the Board. Compliance is measured annually at the first regularly scheduled Governance Committee meeting of the calendar year based on the amount of the annual cash retainer paid for service as a non-employee director in the year preceding the compliance date. Pursuant to the stock ownership guidelines for outside directors, restricted stock, restricted stock units (“RSUs”) and phantom shares count toward stock ownership requirements under the guidelines. As of December 31, 2024, all of the directors met the guidelines.
CONSIDERATION OF DIRECTOR NOMINEES
The Board believes that all directors must possess a considerable amount of education and business management experience. The Board also believes that it is necessary for each of LP’s directors to possess certain general qualities and that there are certain skills and experiences that should be represented on the Board as a whole, but not necessarily by each director individually. The composition of the Board, as well as the perspectives and skills of its members, should effectively support LP’s growth and business strategy and collectively, the members of the Board must be capable of providing sound and prudent guidance with respect to LP’s operations and interests.
General qualities for all directors:	Specific experiences, qualifications and backgrounds to be represented on the Board as a whole:
» Extensive executive leadership experience	» Financial and/or accounting expertise
» Excellent business judgment	» Knowledge of international markets
» High level of integrity and ethics	» Experience serving as chief executive officer, chief operating officer or chief financial officer
» Original thinking	» Extensive board experience
» Strong commitment to LP’s goal of maximizing stockholder value	» Diversity of skills, backgrounds and perspectives
Under the Governance Committee charter, the Governance Committee is responsible for determining the criteria for membership on the Board. The Governance Committee uses the results of annual evaluations of the Board and Board committees in evaluating the skills and attributes desired in new director candidates. The following are criteria for membership on the Board:
»
directors must be persons of integrity, with significant accomplishments and recognized business stature, who will bring a diversity of perspectives to the Board;

»
one or more directors should have significant experience in the type of industry and business in which LP operates;

»
experience in some capacity with publicly traded companies is a desirable attribute;

»
although the Board has not adopted a specific policy regarding consideration of diversity in identifying director nominees, the Corporate Governance Guidelines require the Governance Committee to take into account diversifying factors that it deems appropriate which include, among other things, diversity in professional and personal experience, skills, expertise, background, gender, race and ethnic background, and cultural and geographical diversity; and

»
directors must be able to commit the requisite time to prepare for and attend all regularly scheduled meetings of the Board and committees on which they serve, except when there are unavoidable business or personal conflicts.

Additionally, the Governance Committee believes it to be desirable for all new outside directors (as is true of all current outside directors) to qualify as independent under the NYSE listing standards and applicable SEC rules. The Corporate Governance Guidelines recognize that LP’s CEO will normally be a director and that other senior officers may be elected

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to the Board in appropriate circumstances, as long as a majority of directors are independent, as determined by the Board in accordance with the NYSE listing standards and applicable SEC rules.
As part of its annual self-evaluation process, the Board and its committees determine the specific skill sets, perspectives and characteristics necessary for the Board and each of its committees to function effectively. If the Board, generally or through the Governance Committee, determines that a necessary skill set, perspective or characteristic is absent, the Board may authorize an increase in the number of Board members.
In the event of a vacancy on the Board, the Governance Committee determines which skills should be sought in filling the vacancy and then each current director is asked to suggest names of potential director candidates based on the applicable criteria. The Governance Committee is also authorized by its charter to retain a third-party search firm to assist in identifying director candidates. As part of its search process for potential candidates for director, the Governance Committee considers a potential candidate’s ability to contribute to the diversity of personal and professional experiences, skills, opinions, perspectives and backgrounds on the Board. In accordance with the Corporate Governance Guidelines, the Governance Committee must require that qualified individuals who are diverse with respect to gender, race and/or ethnic background are included in the pool of potential candidates from which any new director nominee is selected, and any third-party search firm engaged to assist the Governance Committee in identifying potential director candidates must be instructed accordingly. After potential candidates are identified, the Governance Committee designates one or more directors to screen each potential candidate. Following that screening process, the Governance Committee (or a subcommittee) conducts in-person or telephone interviews with candidates warranting further consideration, and based on the results of those interviews, the Governance Committee recommends a candidate to the full Board for election, as well as alternative candidates whom the Board may wish to consider.
The Governance Committee will consider stockholders’ recommendations concerning nominees for director. Any such recommendation, including the name and qualifications of a nominee, may be submitted to LP at its corporate offices: Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, to the attention of the Chair of the Governance Committee. Stockholder-recommended candidates will be evaluated using the same qualities and criteria described above.
STOCKHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS
LP’s Bylaws permit nominations for election to the Board to be made by any stockholder of record entitled to vote at the Annual Meeting. The number of nominees a stockholder may nominate for election at a stockholder meeting may not exceed the number of directors to be elected at such meeting. Notice of a stockholder’s intent to make such a nomination must be given in writing to the Corporate Secretary of LP, and must comply with the requirements set forth in LP’s Bylaws. Such notice must be delivered to, or mailed and received by, LP’s Corporate Secretary at least 90, and no more than 120, calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For the 2026 Annual Meeting of Stockholders, this notice must be received by LP at its corporate offices: Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, no earlier than January 8, 2026, and no later than February 7, 2026.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees in connection with the 2026 Annual Meeting of Stockholders must comply with the SEC’s universal proxy rules and provide notice to LP by March 9, 2026 setting forth the information required by Rule 14a-19 under the Exchange Act.
STOCKHOLDER ENGAGEMENT
LP believes that effective corporate governance should involve stockholder engagement to gain stockholder insights, answer stockholder inquiries, and understand and consider the issues that matter most to our stockholders. We seek active dialogues with our stockholders to ensure a diversity of perspectives is thoughtfully considered on a broad range of matters, including strategy, business performance, corporate governance, risk and compensation practices, and other environmental, social, and governance issues. We provide regular updates regarding our financial performance and strategic actions to the investor community through our participation in investor conferences, one-on-one meetings and earnings calls. We also communicate through our filings with the SEC, press releases, website, annual report and sustainability report. During fiscal 2024, our management carried out engagements with stockholders representing approximately 35% of our outstanding shares of Common Stock. Among other stockholder engagement activities, we

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hosted stockholder representatives and other members of the investment community for an investor day event in February 2024. Feedback on these stockholder engagements is discussed by the Board periodically throughout the year. LP’s management will be available to answer questions from stockholders at the 2025 Annual Meeting of Stockholders. We value our stockholders’ perspective on our business and intend to continue our outreach efforts to better understand their views and priorities.
COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties may communicate with the Board by sending written correspondence to either the Chair of the Governance Committee or our Lead Independent Director by e-mail at governance@lpcorp.com, or to our headquarters at Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203. If the communication is addressed to an individual director, it will first be sent to that individual for a determination as to whether it relates to a personal matter rather than a company or Board matter. Absent a conflict of interest, the Chair of the Governance Committee and the Lead Independent Director, in their sole discretion, will determine how to handle each communication, including forwarding it for consideration by the full Board, the independent directors only, a Board committee, or an individual director.
DIRECTOR COMPENSATION
The Governance Committee reviews, on an annual basis, director compensation in relation to other comparable companies and in light of other factors that the Governance Committee deems appropriate, and discusses director compensation with, and makes recommendations to, the Board, with the Board approving director compensation.
Pursuant to our director compensation policy updated effective May 10, 2024, each of our non-employee directors receives a $100,000 annual cash retainer, each chair of the Audit, Compensation and Governance Committees receives an annual cash committee chair retainer, and our Lead Independent Director receives an annual cash retainer, with each retainer paid quarterly in equal installments, as follows:
Annual Retainer ($)
Non-Employee Director	100,000
Compensation Committee Chair	20,000
Finance and Audit Committee Chair	20,000
Governance and Corporate Responsibility Committee Chair	15,000
Lead Independent Director	30,000
Prior to May 10, 2024, the annual cash retainer for non-employee directors was $90,000 and the annual cash retainer for the Lead Independent Director was $25,000. The annual retainer for our Lead Independent Director recognizes the additional time commitment for this role compared to the other independent directors, which currently includes acting as an intermediary in the event the Chairperson refers to the Lead Independent Director for guidance or to have something taken up at executive session of the independent directors; suggesting calling Board meetings to the Chairperson when appropriate; calling meetings of the independent directors and setting the agenda for and leading executive sessions of the independent directors; briefing the Chairperson on issues arising in the executive sessions; collaborating with the Chairperson to set the Board agenda and providing the Board with information; facilitating discussion among the independent directors on key issues and concerns outside of Board meetings; serving as the exclusive conduit to the Chairperson of views, concerns and issues of the independent directors; retaining advisors and consultants at the request of independent directors; serving on the Executive Committee; and coordinating with the Compensation Committee in the performance and evaluation of the CEO.
Under our Amended and Restated Louisiana-Pacific Corporation Non-Employee Directors Compensation Plan (the “Non-Employee Directors Compensation Plan”), any independent director may elect to (i) defer receipt of all or a portion of his or her annual cash retainer to a cash account to be paid at a future date specified in the election form or (ii) exchange all or a portion of his or her annual cash retainer for an award of deferred stock units (“DSUs”) (which award is a form

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CORPORATE GOVERNANCE
of restricted stock unit entitling the grantee the right to delivery of shares in the future) granted under the Louisiana-Pacific Corporation 2022 Omnibus Stock Award Plan (the “2022 Plan”). Elections must be made by December 31 for the deferral of fees in the next calendar year and must state (x) the amount or portion of fees to be deferred; (y) whether and to what extent fees are to be deferred to a cash account or exchanged for DSUs; and (z) the date on which such payout of cash or issuance of shares pursuant to any DSUs will commence. In the case of exchanges for DSUs, the number of DSUs to be issued is calculated by dividing the amount of the annual cash retainer to be exchanged by the closing price of LP Common Stock as of the date(s) on which the annual cash retainer would otherwise have been paid. DSUs are issued on the date on which the annual cash retainer would otherwise have been paid and credited to the independent director’s DSU recordkeeping account. Any annual cash retainer payment deferred to a cash account will be credited with interest, compounded monthly, from the date the cash would otherwise have been paid until the amount credited to his or her cash account is paid to the independent director. The rate of interest credited for each quarter will be based on the annual rate on 30-year Treasury securities, as of the first business day of each quarter. Independent directors holding DSUs or deferred payments in their cash account are entitled to distribution thereof, or to begin distribution thereof, upon the earliest to occur of (a) such independent director’s separation from the Board, (b) a change of control of LP (as defined in the 2022 Plan), or (c) the distribution date specified in the independent director’s deferral election form, if any (a “Distribution Event”). Independent directors who have elected to receive DSUs in exchange for their annual cash retainer are entitled to receive one share of LP Common Stock for each DSU upon distribution.
In addition, effective as of May 10, 2024, non-employee directors receive an annual grant of RSUs with a grant date fair value of $140,000. Prior to May 10, 2024, non-employee directors received an annual grant of RSUs with a grant date fair value of $135,000. The RSUs generally vest in full on the earliest to occur of (i) one year following the grant date, (ii) the director’s death, disability or retirement (as defined in the award agreement), or (iii) a change of control of LP. If the director otherwise ceases to be a director before the restrictions lapse, the shares are forfeited. Equity awards to non-employee directors during 2024 were made pursuant to the 2022 Plan. Directors who are also LP employees (i.e., Mr. Southern) receive no additional compensation for their Board service.
The Non-Employee Directors Compensation Plan also permits any independent director of LP to defer receipt of any LP Common Stock issuable pursuant to RSUs that vest according to their terms. Directors who elect to defer settlement of their annual RSU grants receive, on the date the RSUs would have otherwise settled in shares, a number of DSUs that is equal to the number of RSUs to which the deferral election applies. Independent directors holding DSUs as a result of deferring settlement of their RSUs are entitled to distribution thereof, or to begin distribution thereof, upon a Distribution Event. Independent directors who have elected to receive DSUs in lieu of shares upon the vesting of their RSUs are entitled to receive one share of LP Common Stock for each DSU upon distribution.
Pursuant to the Non-Employee Directors Compensation Plan, independent directors will have no rights of ownership in the shares of LP Common Stock underlying the DSUs, no right to current dividends, and no right to vote the shares of LP Common Stock underlying the DSUs until the date on which the shares of LP Common Stock underlying such DSUs are issued as a result of a Distribution Event. However, from and after the grant date of the DSUs and until such DSUs are settled in shares of LP Common Stock, on the date LP pays a dividend (if any) to holders of shares of LP Common Stock generally, independent directors holding DSUs will be credited with dividend equivalent additional DSUs equal to the number obtained by dividing (i) the amount of the dividend the independent director would have received had he or she owned a number of shares of LP Common Stock equal to the number of DSUs then credited to his or her DSU recordkeeping account, by (ii) the closing price of LP Common Stock on the day before the date of the dividend payment. Such dividend equivalent DSUs are credited to the independent director’s DSU recordkeeping account and paid to such independent director only if, and at the same time as, the shares of LP Common Stock underlying such DSUs are distributed to such independent director pursuant to the terms of the Non-Employee Directors Compensation Plan.
Ms. Embree, Mr. Grasberger and Mr. Macadam elected to defer settlement of their 2024 RSU awards that are scheduled to vest on May 17, 2025 (except with respect to Ms. Embree, as described below), pursuant to the Non-Employee Directors Compensation Plan. Mr. Grasberger elected to defer his 2024 annual cash retainer to a lump sum payment on January 1, 2027 pursuant to the Non-Employee Directors Compensation Plan.

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CORPORATE GOVERNANCE
The following table summarizes compensation paid to non-employee directors for services during 2024.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Jose A. Bayardo	95,000	140,000	235,000
Tracy A. Embree	95,000	140,000(3)	235,000
Lizanne C. Gottung	110,000	140,000	250,000
F. Nicholas Grasberger III	115,000(2)	140,000(3)	255,000
Ozey K. Horton, Jr.	95,000	140,000	235,000
Stephen E. Macadam	115,000	140,000(3)	255,000
Dustan E. McCoy	122,500	140,000	262,500

(1)
The amounts shown reflect the fair value as of the date of grant (computed in accordance with FASB ASC Topic 718) with respect to awards of RSUs under the 2022 Plan. At December 31, 2024, each of LP’s outside directors held RSUs representing the right to receive 1,561 shares, which included dividend equivalents representing the right to receive 12 shares. The RSUs held by the outside directors (other than Ms. Embree) vest on May 17, 2025. The Compensation Committee determined to accelerate the vesting of Ms. Embree’s RSUs in connection with her decision not to stand for re-election to the Board; as a result of the acceleration, Ms. Embree’s RSUs vest on May 8, 2025 (the date of the Annual Meeting).

(2)
Mr. Grasberger elected to defer his 2024 annual cash retainer to a lump sum payment on January 1, 2027.

(3)
Ms. Embree, Mr. Grasberger and Mr. Macadam elected to defer settlement of their 2024 RSU awards pursuant to the Non-Employee Directors Compensation Plan, which will result in the issuance of DSUs upon their vesting on May 17, 2025 (or on May 8, 2025, with respect to Ms. Embree), in lieu of the issuance of shares of Common Stock. Upon distribution of her DSUs in connection with her separation of service, Ms. Embree will be entitled to receive one share of LP Common Stock for each DSU held, with distributions beginning on May 8, 2025.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL

2

LP NovaCore
THERMAL INSULATED SHEATHING

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS LP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025.
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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP as LP’s independent registered public accounting firm to, among other services, audit its consolidated financial statements for 2025. The Audit Committee reviews the performance of the independent registered public accounting firm on an annual basis. In making the determination to appoint Deloitte & Touche LLP for 2025, the Audit Committee considered, among other factors, the independence and performance of Deloitte & Touche LLP, and the quality and candor of Deloitte & Touche LLP’s communications with the Audit Committee and LP’s management. Deloitte & Touche LLP has served as LP’s independent registered public accounting firm since 1997.
Although LP is not required to seek stockholder approval of the appointment of its independent registered public accounting firm, the Board values the opinion of LP’s stockholders and considers the appointment to be an important matter of stockholder concern and, therefore, as a matter of good corporate governance, requests stockholder ratification of this action. In the event of a negative vote on this proposal, the Audit Committee will investigate the possible basis for the negative vote and consider the results of its investigation in connection with the appointment of LP’s independent registered public accounting firm for 2026. Even if this proposal is approved, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that it would be in the best interests of LP and its stockholders.
Representatives of Deloitte & Touche LLP are expected to attend the 2025 Annual Meeting of Stockholders where they will be available to respond to questions and, if they desire, may make a statement.
Approval of this proposal requires the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

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AUDIT MATTERS
PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee pre-approved all audit services provided by LP’s independent registered public accounting firm, Deloitte & Touche LLP, for the years ended December 31, 2024 and 2023. The Audit Committee also pre-approved all audit-related and permissible non-audit services provided by Deloitte & Touche LLP during 2024 and 2023, and concluded that the provision of those services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
The Audit Committee has adopted a policy for the pre-approval of services provided by LP’s independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm must provide a statement that such service is consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to one or more of its members. Any such member must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless specified otherwise by the Audit Committee, the Chair of the Audit Committee has been delegated pre-approval authority under the pre-approval policy.
The aggregate fees, including expenses, billed to LP for the years ended December 31, 2024 and 2023, by LP’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu LLC, and their respective affiliates, were as follows:
	2024	2023
Audit Fees(1)	$2,444,500	$2,564,147
Audit-Related Fees(2)	214,500	18,000
Total Audit and Audit-Related Fees	2,659,000	2,582,147
Tax Fees(3)	75,259	127,217
All Other Fees(4)	1,895	1,895
TOTAL FEES	$2,736,154	$2,711,259

(1)
Audit Fees. Includes fees for audit services involving the audit of LP’s consolidated financial statements, the review of interim quarterly statements, the audit of LP’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, any other procedures required to be performed by LP’s independent registered public accounting firm in order to render its opinion on LP’s consolidated financial statements, and services in connection with statutory audits and financial audits for certain of LP’s subsidiaries.

(2)
Audit-Related Fees. Includes any fees for assurance and related services that are traditionally performed by the independent registered public accounting firm and are not reported as audit fees. These audit-related services may include due diligence services pertaining to potential business acquisitions or dispositions, due diligence procedures related to debt or equity offerings, accounting consultations related to accounting, financial reporting, or disclosure matters not classified as audit services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities not classified as audit services, financial audits of employee benefit plans, and assistance with internal control reporting requirements. Audit-related fees for 2024 and 2023 primarily included fees for services related to environmental agreed-upon procedures and other limited assurance procedures.

(3)
Tax Fees. Includes fees incurred for research, compliance and other permissible tax services.

(4)
All Other Fees. Amounts represent fees for a license to use a financial accounting technical research database.

As described above, all audit and permissible non-audit services provided by Deloitte & Touche LLP to LP during 2024 and 2023 were pre-approved by the Audit Committee.

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AUDIT MATTERS
AUDIT COMMITTEE REPORT
The Audit Committee oversees LP’s financial reporting process on behalf of the Board. LP’s management has primary responsibility for LP’s financial statements and the reporting process, including the systems of internal controls. LP’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for planning and conducting, in accordance with the standards of the Public Company Accounting Oversight Board, an audit of LP’s annual consolidated financial statements and a review of LP’s quarterly consolidated financial statements and expressing opinions on LP’s annual consolidated financial statements, and effectiveness of its internal control over financial reporting. In this context, the Audit Committee has met and held discussions with LP’s management and Deloitte regarding LP’s accounting functions and the audit process, as well as the fair and complete presentation of LP’s results and the assessment of LP’s internal control over financial reporting.
The Audit Committee has also reviewed and discussed LP’s audited consolidated financial statements for the year ended December 31, 2024 with management and Deloitte. In addition, the Audit Committee discussed and reviewed with Deloitte all matters that the firm was required to communicate and discuss with the Audit Committee under applicable auditing standards and all other legal, regulatory and corporate governance standards, including those described in Auditing Standard 1301, as amended, regarding communications with audit committees. The Audit Committee also reviewed and discussed with Deloitte the auditor’s independence from LP and its management. As part of that review, Deloitte provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee concerning independence and has discussed Deloitte’s independence from LP.
Based on the reviews and discussions with management and Deloitte, the Audit Committee recommended to the Board, and the Board has approved, that LP’s audited consolidated financial statements for the year ended December 31, 2024 be included in LP’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Respectfully submitted,
Nicholas Grasberger III, Chair
Kelly H. Barrett
Jose A. Bayardo
Ozey K. Horton, Jr.
Stephen E. Macadam
Jean-Michel Ribiéras
This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

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APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION BELOW TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE NAMED EXECUTIVE OFFICER COMPENSATION.
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PROPOSAL 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
The Board recognizes the interest of stockholders in executive compensation matters. As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, LP provides its stockholders an opportunity to cast an advisory vote to approve, on a non-binding basis, the compensation of LP’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote is commonly referred to as the “say-on-pay” vote. At LP’s 2024 Annual Meeting of Stockholders, over 95% of the votes cast on the say-on-pay proposal were “FOR” approval of the executive compensation as disclosed in our 2024 Proxy Statement. LP values continued and constructive feedback from our stockholders on compensation and other important matters.
As described in the section of this proxy statement captioned “Compensation of Executive Officers—Compensation Discussion and Analysis” (“CD&A”), we believe that our compensation packages provide competitive compensation that enables us to attract, retain and motivate a high-performance executive management team, link executive performance to corporate financial performance, and align the interests of management and stockholders by promoting ownership of LP Common Stock. For more details on our compensation philosophy, please read the CD&A which discusses our executive compensation programs, including specific information about the compensation of our named executive officers for 2024.
On behalf of the stockholders, the Compensation Committee continually reviews current market practices and data, and our compensation programs and ancillary policies, in addition to actual executive compensation. The Compensation Committee seeks to achieve the desired goal of aligning our executive compensation structure with our stockholders’ interests. As a result of the Compensation Committee’s review in 2024, the Compensation Committee took several important actions and maintained certain existing compensation practices, including the following:
»
Maintained compensation packages, with assistance from an independent compensation consultant, so that each executive is within a competitive range of total compensation for executives in comparable positions;

»
Continued to place a strong emphasis on variable compensation through our annual cash incentive plan and performance stock unit (“PSU”) awards which are designed so that the payout opportunity is directly linked to the achievement of pre-determined financial performance metrics;

»
Maintained objective financial goals, Adjusted EBITDA and Economic Profit (each as defined herein), for annual cash incentive metrics based upon business unit and corporate performance;

»
Aligned annual incentive compensation programs between our executives and other employees to encourage a unified effort in achieving our goals and objectives; and

»
Maintained the three-year performance period for the PSU awards and changed the performance metric to ROIC (as defined herein), while keeping the Total Shareholder Return (“TSR”) modifier to align with public reporting.

We believe that proper administration of our executive compensation programs will result in attracting and retaining a management team that is motivated to lead our company to improved fundamental financial performance furthering the long-term interests of LP and its stakeholders.
We are asking our stockholders to vote on the following resolution:
“Resolved, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K adopted by the SEC, including the Compensation Discussion and Analysis section, the Summary Compensation Table, the other executive compensation tables and accompanying footnotes and narrative discussion, is hereby approved.”
The above resolution will be deemed to be approved if it receives the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. As this vote is advisory, the outcome is not binding with respect to future executive compensation decisions, including those relating to our named executive officers. Our Compensation Committee and Board will, however, take the outcome of the vote into account in making future executive compensation decisions, as they have done in prior years. Consistent with the views expressed by LP’s stockholders at our 2023 Annual Meeting of Stockholders, LP presently intends to conduct an advisory say-on-pay vote annually until the next required advisory vote on the frequency of say-on-pay votes.

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COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)
THIS CD&A DESCRIBES LP’S EXECUTIVE COMPENSATION PROGRAM, EXPLAINS HOW THE COMPENSATION COMMITTEE OVERSEES AND IMPLEMENTS THIS PROGRAM, AND REVIEWS THE 2024 COMPENSATION DECISIONS FOR THE NAMED EXECUTIVE OFFICERS IDENTIFIED BELOW.
THIS CD&A IS DIVIDED INTO THE FOLLOWING SECTIONS:

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COMPENSATION OF EXECUTIVE OFFICERS
OUR NAMED EXECUTIVE OFFICERS FOR 2024
Throughout this CD&A and elsewhere in this proxy statement, we refer to the following group of individuals as the “NEOs”:

W. BRADLEY SOUTHERN	ALAN J.M. HAUGHIE	JASON P. RINGBLOM	JIMMY E. MASON	NICOLE C. DANIEL
Chairperson of the Board and Chief Executive Officer (CEO)	Executive Vice President, Chief Financial Officer (CFO)	Executive Vice President, General Manager, Siding	Executive Vice President, General Manager, OSB	Senior Vice President, General Counsel and Corporate Secretary
SECTION I: 2024 BUSINESS AND FINANCIAL HIGHLIGHTS
LP’s performance during 2024 is summarized below, with comparisons to 2023 performance as noted:
»
Consolidated net sales increased by 14% to $2.9 billion

»
Siding net sales increased by 17% to $1.6 billion, due to 11% higher sales volumes and 6% higher selling prices

»
OSB net sales increased by 15% to $1.2 billion, due to 10% higher sales volumes and 4% higher selling prices

»
Net income was $420 million, a year-over-year increase of $243 million

»
Net income per diluted share was $5.89 per diluted share, a year-over-year increase of $3.43 per diluted share

»
Adjusted EBITDA* was $688 million, a year-over-year increase of $210 million

»
Adjusted Diluted EPS* was $5.88 per diluted share, a year-over-year increase of $2.66 per diluted share

»
Cash provided by operating activities increased by $289 million to $605 million

»
Paid $183 million in capital expenditures

»
Returned $286 million of capital to stockholders through quarterly cash dividends and share repurchases

»
Liquidity as of December 31, 2024 consisted of $340 million in cash and $550 million of undrawn capacity under the revolving credit facility

*
Adjusted EBITDA and Adjusted Diluted EPS are non-GAAP financial measures. Please refer to pages 36-38 of LP’s Annual Report on Form 10-K for the year ended December 31, 2024 for a description and reconciliation of these non-GAAP financial measures.

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COMPENSATION OF EXECUTIVE OFFICERS
The following charts (i) outline LP’s performance using key metrics: Net sales, Adjusted EBITDA, Adjusted Diluted EPS and Operating Cash Flow, and (ii) demonstrate LP’s TSR compared to certain published indices and LP’s 2024 compensation peer group based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2021, through and including the end of the fiscal year 2024. The Compensation Committee believes the compensation earned by the NEOs in 2024 reflects LP’s solid financial performance in challenging market conditions and continued execution with respect to several metrics tied to increased stockholder value as discussed further in “—Section IV: Elements and Philosophy of Executive Compensation” below.

(1)
TSR is equal to share price change plus dividends based on a 30-day average. Source: FactSet.

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COMPENSATION OF EXECUTIVE OFFICERS
WHAT WE DO:	WHAT WE DON’T DO:
Benchmark target compensation levels of our executive officers against the target median of our compensation peer group	Do not offer excessive perquisites

Engage an independent compensation consultant who reports directly to the Compensation Committee, and the Governance Committee with respect to director compensation, and does not provide any other services to LP

Do not reset internal incentive targets used to determine performance-based award payouts once established at the beginning of the performance period
Maintain a high percentage of executive pay as “at risk” compensation	Do not provide guaranteed bonuses or long-term incentive awards
Align targets for performance-based compensation to stakeholder interests	Do not provide excise tax reimbursement for payments made in connection with a change of control
Maintain meaningful share ownership requirements for executive officers and directors	Do not engage in short-term, hedging or speculative transactions involving LP Common Stock
Manage and assess risk in compensation programs annually	Do not buy and sell options (“put” or “call”)
Mitigate undue risk by having a NYSE−compliant clawback policy and a general recoupment policy with respect to all performance-based compensation	Do not enter into forward sales contracts, prepaid variable forwards, equity swaps, collars or exchange funds
Periodically, and at least annually, seek stockholder feedback on our executive compensation	Do not grant discounted stock options
SECTION II: 2024 COMPENSATION HIGHLIGHTS
LP uses its compensation program to attract, motivate and retain high-quality executive talent to lead the organization. The Compensation Committee has established programs and practices designed to pay for performance and to align executive officers’ interests with those of LP’s stakeholders. The Compensation Committee believes that LP’s compensation program helps drive LP’s performance by providing compensation that is commensurate with performance. The 2024 executive compensation program was guided by the following core principles:
Equity-based compensation aligns executive officers’ interests with stakeholders’ interest, drives performance and facilitates retention of superior talent
LP believes that equity-based compensation aligns executive officers’ interests with those of its stakeholders. Annual equity awards consist of PSUs and RSUs. PSUs are only paid out if the performance goal set for a three-year cumulative performance period is met and only if the NEO remains in continuous employment through the vesting date, subject to acceleration upon certain events. Payout upon final achievement of the performance goal is also subject to a TSR modifier relative to LP’s capital market peer group. For PSUs awarded in 2024, the performance goals was based on a three-year return on invested capital (“ROIC”) (calculated as described below), for the period from January 1, 2024 to December 31, 2026. RSUs vest in three equal annual installments beginning on the first anniversary of the grant date and only if the NEO remains in continuous employment through the applicable vesting dates, subject to acceleration upon certain events. PSUs and RSUs are settled in shares of LP Common Stock, other than the PSUs and RSUs granted on February 10, 2022, which may be settled in shares of LP Common Stock or in cash, in the sole discretion of the administrator of the 2013 Omnibus Stock Award Plan, as amended (the “2013 Plan”). RSU and PSU awards granted on and after February 10, 2022 provide for double-trigger vesting in the event of a change of control, if the acquirer assumes the awards.
The 2022 Plan allows LP to offer equity-based compensation to its officers, employees, directors and consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock-based awards and/or cash-based awards. As of December 31, 2024, 447,586 shares of LP Common Stock were subject to outstanding awards, and 3,201,690 shares of LP Common Stock were reserved for future issuance, under the 2022 Plan.

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COMPENSATION OF EXECUTIVE OFFICERS
Cash incentive compensation is designed to drive increasing profits and returns
The Compensation Committee strongly believes that linking compensation to certain critical performance metrics results in increased profits and stronger stockholders returns. For 2024, LP’s annual cash incentive award plan (“Annual Incentive Plan”) for NEOs was based upon Adjusted EBITDA (as defined below, and as adjusted for certain market influences related to OSB commodities), Economic Profit (as defined below) and certain business unit-specific operational goals for the year ended December 31, 2024. The Economic Profit metric further links asset utilization and financial performance of LP. No amounts would have been payable under the 2024 Annual Incentive Plan unless the minimum threshold level for at least one of the corporate or business unit-specific performance goals was achieved. In 2024, the maximum threshold level for each of the corporate and business unit-specific performance goals was exceeded except for the business unit performance goal for the South America business, which exceeded the target threshold level, and annual cash incentives pursuant to the 2024 Annual Incentive Plan were paid at an average of 194% of the target award amount.
Base salary is appropriately weighted to emphasize performance-based compensation
The Compensation Committee continuously strives to appropriately weight base salary and variable compensation (annual cash and equity incentives) for each NEO. The target compensation mix for LP’s NEOs reflects LP’s emphasis on long-term, performance-based compensation that incentivizes LP’s NEOs to make strategic decisions that will strengthen its business and create long-term value for its stakeholders. Performance-based compensation includes PSUs and the Annual Incentive Plan. In 2024, 58% of LP’s CEO’s target compensation and 46% of LP’s other NEOs’ target compensation was performance-based, as shown in the graphs below.

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COMPENSATION OF EXECUTIVE OFFICERS
The following chart summarizes annual total target compensation for each NEO in 2024:
Named Executive Officer	Annual Base Salary ($)(1)	Annual Incentive Target Value ($)	Long-Term Incentive Award Value ($)(2)	2024 Total Target Compensation ($)
W. Bradley Southern	1,175,000	1,410,000	5,415,000	8,000,000
Alan J.M. Haughie	668,926	535,141	1,325,000	2,529,068
Jason P. Ringblom	566,489	424,867	1,100,000	2,091,335
Jimmy E. Mason	566,475	424,856	1,100,000	2,091,331
Nicole C. Daniel	525,226	367,658	750,023	1,642,907

(1)
The amounts listed in this column reflect the NEOs’ annual base salaries that went into effect February 18, 2024.

(2)
Includes the value of annual equity awards, expressed as the aggregate value of PSUs (at target) and RSUs, determined using the closing price of LP Common Stock on the date of grant, February 8, 2024, of $69.12 per share.

SECTION III: RESULTS OF THE 2024 SAY-ON-PAY VOTE
In 2024, over 95% of the votes cast on LP’s say-on-pay proposal approved the compensation of LP’s NEOs as disclosed in last year’s proxy statement. Although the vote was approved on a non-binding, advisory basis, the Compensation Committee believes this level of approval indicates that stockholders strongly support LP’s executive compensation programs and policies. The Compensation Committee will consider the results of this year’s say-on-pay proposal, as well as other feedback from our stockholders, when making future executive compensation decisions.
The Compensation Committee recognizes that the success of LP’s executive compensation program over the long-term requires a robust framework of compensation governance. As a result, the Compensation Committee regularly reviews external compensation practices and trends and incorporates best practices into LP’s executive compensation program.

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COMPENSATION OF EXECUTIVE OFFICERS
SECTION IV: ELEMENTS AND PHILOSOPHY OF EXECUTIVE COMPENSATION
Elements
For 2024, there were no new elements of compensation provided to NEOs. The following table outlines the objectives and purposes of each element of LP’s executive compensation program:
ELEMENT	OBJECTIVES	PURPOSE	TARGET COMPETITIVE POSITION
Base Salary	» Attract and retain superior talent	» Provide reasonable level of fixed cash based on: » level of responsibility, performance and experience » comparison to market pay information	» Median of competitive market
Annual Cash Incentive	» Pay-for-performance	» Motivate and reward achievement of annual performance goals through corporate financial goals and other strategic and operational performance goals	» Median of competitive market » Payout will vary based on actual corporate and business unit financial performance
Long-Term Equity Incentive	» Provide stockholder alignment » Focus on long-term success » Pay-for-performance » Retention » Facilitate stock ownership by employees	» Provide an incentive to preserve and enhance stockholder value and to achieve LP’s long-term objectives, through awards of PSUs and RSUs	» Median of competitive market » Payout will vary based on actual performance relative to key corporate goals and stock returns
Retirement Benefits	» Attract and retain superior talent » Advance planning and preparing executive for retirement	» Provide retirement plan benefits through 401(k) plan and other defined contribution plans consistent with market practice	» Benefits comparable to those of competitive market
Post-Termination Compensation (Severance and Change of Control)	» Attract and retain superior talent » Provide protections and temporary benefits to assist with transition to new employment	» Facilitate attraction and retention of executive officers critical to LP’s long-term success and competitiveness consistent with market practice	» Benefits aligned with market practice
Review of Compensation Peer Group and Survey Data for Comparison Purposes
To ensure that LP’s compensation programs are reasonable and competitive in the marketplace, the Compensation Committee compares LP’s programs to those of its peers. In the third quarter of each year, with the assistance of FW Cook, the Compensation Committee’s independent compensation consultant, the Compensation Committee approves LP’s compensation peer group for purposes of benchmarking LP’s executive officer compensation. For 2024, the

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Compensation Committee approved LP’s compensation peer group consisting of the companies identified below, as recommended by FW Cook. The companies in this compensation peer group were selected because of similarities in channels, business cycles, manufacturing expertise and size in terms of revenue and market capitalization, among other financial metrics, thus providing appropriate benchmark data.
» Allegion Public Limited Company	» Griffon Corporation
» American Woodmark Corporation	» JELD-WEN Holding, Inc.
» A. O. Smith Corporation	» Lennox International, Inc.
» Armstrong World Industries, Inc.	» Masco Corporation
» Apogee Enterprise, Inc.	» Owens Corning
» Boise Cascade Company	» Simpson Manufacturing Co., Inc.
» Fortune Brands Innovations, Inc.	» Trex Company, Inc.
» Gibraltar Industries, Inc.	» Universal Forest Products, Inc.
The Compensation Committee, with assistance from FW Cook, also reviews size-adjusted general industry survey data to supplement the compensation peer group data.
In 2024, the Compensation Committee relied on both compensation peer group and general industry survey data to more clearly understand the relevant market for executive talent, help inform its decision-making and ensure that LP’s executive compensation program supports its recruitment and retention needs. Specifically, the Compensation Committee compared each executive officer’s base salary, total cash compensation opportunities (salary and target cash incentive award), and total direct compensation opportunities (salary, target cash incentive award, and annualized grant-date present value of equity-based awards) for 2024 against comparable information from the compensation peer group and general industry survey data. The Compensation Committee believes using several benchmark data sources improves the quality of comparison because it may be difficult to identify an appropriate match for some executive officer positions within the compensation peer group alone. In addition, the general industry survey data reflects the broader industries with which LP competes for management talent.
Base Salaries
In setting 2024 base salary levels, the Compensation Committee (together with Mr. Southern for the NEOs other than himself) considered market data, individual performance and competitiveness of total direct compensation for each NEO. The 2024 base salary for each NEO, determined in February 2024, is indicated below.
Named Executive Officer	2024 Base Salary ($)	2023 Base Salary ($)	% Increase
W. Bradley Southern	1,175,000	1,150,000	2.2%
Alan J.M. Haughie	668,926	643,198	4.0%
Jason P. Ringblom	566,489	544,701	4.0%
Jimmy E. Mason	566,475	455,000	24.5%
Nicole C. Daniel	525,226	505,024	4.0%
Annual Cash Incentive Plan
LP’s 2024 Annual Incentive Plan metrics included corporate financial performance goals and business unit financial performance goals, as further described below. No amounts would have been payable under the 2024 Annual Incentive Plan unless the threshold level for at least one performance goal was achieved, and awards are paid only if the NEO remains in continuous employment through the payment date, subject to acceleration upon certain events. The Compensation Committee has the authority, in its sole discretion, to reduce or eliminate the payout of annual cash incentive awards under the 2024 Annual Incentive Plan, despite its determination that performance was at or above the threshold level, if it finds that paying the original payout amount of the awards is not in the best interests of LP.

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Corporate Financial Performance Goals
The 2024 Annual Incentive Plan performance metrics included an Adjusted EBITDA goal (adjusted for certain market influences related to OSB commodities) and an Economic Profit goal. Adjusted EBITDA is a non-GAAP financial measure and is defined as income attributed to LP from continuing operations before interest expense, provision for income taxes, depreciation and amortization, and excludes stock-based compensation expense, loss on impairment attributed to LP, product-line discontinuance charges, business exit charges, other operating credits and charges, net loss on early debt extinguishment, investment income, pension settlement charges, and other non-operating items. Economic Profit is defined as income from operations, less tax, and further reduced by a capital charge (based on average invested capital multiplied by weighted-average cost of capital). As adjusted for certain market influences related to OSB commodities, the Adjusted EBITDA performance goal for the year ended December 31, 2024 had a threshold level of $412 million and a target level of $527 million, with maximum payment achieved at $630 million. LP’s reported Adjusted EBITDA of $688 million for the year ended December 31, 2024 exceeded the target maximum level under the 2024 Annual Incentive Plan. LP’s Economic Profit performance goal for the year ended December 31, 2024 had a threshold level of $33 million and a target level of $119 million, with maximum payment achieved at $197 million. LP’s Economic Profit of $239 million for the year ended December 31, 2024 exceeded the maximum performance level under the 2024 Annual Incentive Plan.
Business Unit Financial Performance Goals
The Compensation Committee established specific business unit financial performance goals for the 2024 Annual Incentive Plan. Following the end of the year, performance is assessed against those goals to determine each NEO’s level of achievement. Each goal is assigned a value based on a variety of factors which can result in the performance component ranging from 0-200% based on the level of attainment.
Weighting of Awards and Payout
The Compensation Committee established weightings for the performance goals for LP’s CEO; Executive Vice President, CFO; and Senior Vice President, General Counsel and Corporate Secretary, for 2024 as follows:

Corporate Financial	Adjusted EBITDA (35%)	70%
	Economic Profit (35%)
Business Unit Financial	OSB Economic Profit (10%)	30%
	Siding Economic Profit (10%)
	South America Economic Profit (10%)
Weightings for the performance goals for LP’s Executive Vice President, General Manager, Siding; and Executive Vice President, General Manager, OSB, for 2024 were established as follows:

Corporate Financial	Adjusted EBITDA (20%)	40%
	Economic Profit (20%)
Business Unit Financial	Adjusted EBITDA (30%)	60%
	Economic Profit (30%)

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The following table summarizes the target payout opportunities for LP’s NEOs and the actual incentive payouts under the 2024 Annual Incentive Plan paid in 2025, reflecting performance in 2024:
	Target Annual Incentive Payout		Actual 2024 Attainment of Corporate Financial Goals(1)	Actual 2024 Attainment of Business Unit Financial Goals(1)	Actual Annual Incentive Payout
Named Executive Officer	% of Base Salary	Amount ($)	% of Target	% of Target	Amount ($)
W. Bradley Southern	120%	1,410,000	200%	172%	2,702,146
Alan J.M. Haughie	80%	535,141	200%	172%	1,025,553
Jason P. Ringblom	75%	424,867	200%	200%	849,732
Jimmy E. Mason	75%	424,856	200%	200%	849,713
Nicole C. Daniel	70%	367,658	200%	172%	704,586

(1)
Weighted as set forth in the tables above.

Long-Term Equity Incentive Compensation
The Compensation Committee awards long-term equity incentive grants to the NEOs as part of their overall compensation package. These awards are consistent with the Compensation Committee’s objectives of aligning LP’s executive officers with the financial interests of LP’s stakeholders, focusing on long-term success, supporting pay-for-performance, and offering competitive compensation packages. This component comprises the largest portion of the executive officers’ total compensation package, with vesting tied to multi-year performance goals and/or service to LP.
2024 Awards
The following table summarizes the award opportunities for 2024:
Named Executive Officer	Performance Stock Units (PSUs) ($)(1)	Restricted Stock Units (RSUs) ($)	Total Long Term Incentive Award Value ($)
W. Bradley Southern	3,249,000	2,166,000	5,415,000
Alan J.M. Haughie	662,500	662,500	1,325,000
Jason P. Ringblom	550,000	550,000	1,100,000
Jimmy E. Mason	550,000	550,000	1,100,000
Nicole C. Daniel	375,012	375,012	750,023

(1)
Reports PSUs at target award amount (100%); payout can be achieved at up to 200% of the target award amount.

For 2024, the Compensation Committee determined that long-term equity incentive awards under the 2022 Plan would be split between PSUs (60%) and RSUs (40%) for the CEO and between PSUs (50%) and RSUs (50%) for the other NEOs, with the awards’ values based on the closing price of LP’s Common Stock on the grant date.
On February 8, 2024, LP granted RSUs under the 2022 Plan. The 2024 RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to acceleration upon certain events, and will be settled in shares of LP Common Stock.
Also on February 8, 2024, LP granted PSUs under the 2022 Plan. The 2024 PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period ending on December 31, 2026, subject to acceleration upon certain events, and will be settled in shares of LP Common Stock. The performance goal for the 2024 PSUs is based on a three-year ROIC, with threshold, target and maximum levels for achievement of the goal. ROIC is a non-GAAP measure and is calculated by dividing average after-tax operating income for the performance period by the average invested capital (net debt plus equity) for the performance period.

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For purposes of this calculation, after-tax operating income is defined as Adjusted EBITDA (as defined above), less depreciation and amortization and stock-based compensation expense, and adjusting for a normalized tax rate. If the threshold performance level is met at the end of the performance period, the final award amount will be subject to adjustment to reflect LP’s three-year TSR performance relative to its capital market peer group. This TSR modifier can increase or decrease the number of shares underlying the award by 20%, although the TSR modifier cannot cause the number of shares underlying the award to exceed the maximum payout of 200% of the target award amount, and no adjustment will be made to the payout if LP’s TSR performance relative to the capital market group is between the 25th and 75th percentile. The capital market peer group used for purposes of calculating the TSR modifier includes the following companies:
» A. O. Smith Corporation	» Masco Corporation
» Armstrong World Industries, Inc.	» Owens Corning
» Boise Cascade Company	» Simpson Manufacturing Co., Inc.
» CSW Industrials, Inc.	» Summit Materials, Inc.
» Fortune Brands Innovations, Inc.	» Trex Company, Inc.
» James Hardie Industries plc	» UFP Industries, Inc.
» Lennox International, Inc.	» West Fraser Timber Co. Ltd.
Vesting of 2022 PSU Awards (Performance Period 2022-2024)
On February 13, 2025, the Compensation Committee reviewed and certified the performance results relating to the 2022 PSU awards against the pre-established Cumulative Company Adjusted EBITDA improvement performance goal, as adjusted for certain market influences related to OSB commodities, including the previously-disclosed modification in October 2023. The threshold, target and maximum performance levels for the performance goal and the payout results for the 2022 PSUs (with the performance period beginning on January 1, 2022 and ending on December 31, 2024) are summarized below:
			Cumulative Company Adjusted EBITDA
Year Granted	Performance Period	Goal	Weighting	Actual Results ($M)	Threshold Performance Level ($M)	Target Performance Level ($M)	Maximum Performance Level ($M)	% of Target Award Attained
2022	3 years	Cumulative Company Adjusted EBITDA improvement	100%	$2,557	$2,846	$3,056	$3,266	0.0%
The overall results ended $289 million below the threshold performance level resulting in a payout value equal to 0% of the target PSU award amounts based on the three-year Cumulative Company Adjusted EBITDA improvement goal, as modified.
Payout of the shares underlying the 2022 PSU awards would have been subject to adjustment (+/- 20%) to reflect LP’s three-year TSR performance relative to its capital market peer group (subject to a maximum of 200% of the target award amount) if the threshold performance level had been met and LP’s TSR performance relative to the capital market group was lower than the 25th percentile or higher than the 75th percentile. LP’s actual TSR performance was in the 68th percentile relative to the capital market peer group described above.
Retirement and Other Benefits
LP’s qualified retirement plans are designed to provide retirement benefits at a competitive level compared to its peers and the general manufacturing industry. All full-time salaried and hourly U.S. employees participate in LP’s qualified 401(k) and Profit Sharing Plan (the “401(k) and Profit Sharing Plan”). In November 2023, LP completed the termination of its defined benefit and pension plan (the “Retirement Account Plan”), which had been frozen effective January 1, 2010. U.S. employees of LP that were hired prior to January 1, 2010 had remained participants in the Retirement Account Plan, but no further credits were earned by the participants. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022.

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Employees in the top two levels of LP’s management, including executive officers, participate in LP’s 2004 Executive Deferred Compensation Plan, amended and restated effective January 1, 2024 (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, participants may defer the receipt of up to 90% of base salary and annual bonuses for income tax purposes and receive a 5% employer match on their deferral contributions. In addition, the Deferred Compensation Plan enables executive officers and other highly compensated employees to obtain benefits comparable to those available under the 401(k) and Profit Sharing Plan without being subject to the limits imposed by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), on tax-qualified plans.
Additional information about LP’s retirement plans is provided in the “Summary Compensation Table” and the “Nonqualified Deferred Compensation for 2024” table. The Compensation Committee believes the retirement benefit plans described above are important parts of LP’s compensation program, and the Compensation Committee will continue to review them periodically to ensure competitiveness.
Other Compensation
LP provides its NEOs with limited perquisites, consisting of retirement benefits, long-term disability, annual medical exams, life insurance benefits, and personal estate and financial planning services through independent providers. Certain information regarding these benefits is presented in footnote 4 to the “Summary Compensation Table”.
Executive Officer Severance Agreements and Change of Control Employment Agreements
Each of LP’s executive officers is party to a severance agreement and a change of control employment agreement with LP, which provide for the payment of severance compensation and benefits upon certain termination events and change of control scenarios. The Compensation Committee believes the (i) severance agreements are important because providing severance benefits is an important recruitment and retention tool that is necessary in the competitive marketplace for talented executives and (ii) change of control employment agreements are important to encourage LP’s NEOs to continue to work in the best interests of LP and its stakeholders in a potential change of control situation, and to evaluate any possible transaction with the maximum degree of independence and objectivity. Please see “—Potential Payments Upon Termination of Employment or Change of Control of LP” for more information about these agreements.
SECTION V: EXECUTIVE COMPENSATION DECISIONS FOR 2025
As part of the establishment of the 2025 executive compensation targets, the Compensation Committee, in collaboration with FW Cook, reviewed LP’s compensation peer group for 2024 to ensure it represented similar U.S. organizations with which LP competes for executive talent. LP’s compensation peer group for benchmarking 2025 executive compensation is described above in Section IV of the CD&A under the heading “Review of Compensation Peer Group and Survey Data for Comparison Purposes.”
2025 Base Salaries
On February 13, 2025, the Compensation Committee approved the following base salaries for LP’s NEOs:
Name	2025 Base Salary ($)	2024 Base Salary ($)	% Increase
W. Bradley Southern	1,200,000	1,175,000	2.1%
Alan J.M. Haughie	699,697	668,926	4.6%
Jason P. Ringblom	600,478	566,489	6.0%
Jimmy E. Mason	600,464	566,475	6.0%
Nicole C. Daniel	551,487	525,226	5.0%
Annual Incentive Plan
On February 13, 2025, the Compensation Committee approved the 2025 Annual Incentive Plan. For Mr. Southern, Mr. Haughie and Ms. Daniel, awards under the 2025 Annual Incentive Plan are based 70% on LP’s corporate financial performance and 30% on LP’s business unit financial performance. For Mr. Ringblom and Mr. Mason, awards under the 2025 Annual Incentive Plan are based 40% on LP’s corporate financial performance and 60% on executive officer-specific business unit financial performance.

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Long-Term Equity Incentive Compensation
On February 13, 2025, the Compensation Committee approved long-term equity grants to the NEOs consisting of PSUs (60%) and RSUs (40%) for the CEO, and PSUs (50%) and RSUs (50%) for all other NEOs. The 2025 RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, and the 2025 PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period (2025-2027), in each case only if the NEO remains in continuous employment through the applicable vesting date(s) and subject to acceleration upon certain events. The 2025 PSU and RSU award agreements provide for the settlement of the awards in LP Common Stock only, and provide for double-trigger vesting in the event of a change of control, if the acquirer assumes the awards, subject to the terms and conditions set forth in such award agreements.
The performance metric, approved by the Compensation Committee with respect to the three-year performance period for the 2025 PSUs is based on a three-year ROIC, with threshold, target and maximum performance levels. ROIC is calculated by dividing average after-tax operating income for the performance period by the average invested capital for the performance period. If the threshold performance level is met at the end of the three-year performance period, the award will be adjusted to reflect LP’s three-year TSR performance relative to a capital market peer group. This TSR modifier can increase or decrease the number of shares underlying the PSUs by up to 20%. The TSR modifier cannot cause the number of shares underling the award to exceed the maximum of 200% of the target award amount and no adjustment will be made to the payout if LP’s TSR performance relative to the capital market group is between the 25th and 75th percentile.
SECTION VI: ADDITIONAL POLICIES AND GUIDELINES AFFECTING EXECUTIVE COMPENSATION
Role of Independent Compensation Consultant
The Compensation Committee selected and engaged FW Cook as its independent compensation consultant to assist in determining the appropriate executive officer compensation in 2024 and advise the Compensation Committee about its executive compensation programs and policies. At the Compensation Committee’s request, FW Cook attends committee meetings and meets with individual committee members to plan for committee meetings. In 2024, the Compensation Committee generally sought input from FW Cook on a range of factors related to LP’s compensation programs, including comparative data, competitive positioning of executive pay, plan design, long-term incentive pay practices, and market trends.
FW Cook has had no other business relationship with LP and has received no payments from us other than fees for services to the Compensation Committee and the Governance Committee. See “Corporate Governance—Committees of the Board—Compensation Committee” for additional information about LP’s use of compensation consultants.
Role of Executive Officers in Determining Compensation
LP’s CEO makes recommendations to, and participates in the deliberations with, the Compensation Committee regarding the amount and form of the compensation of the other executive officers, but does not participate in the determination of his own compensation or the compensation of directors. No other executive officers have a role in determining or recommending the amount or form of executive or director compensation.
Timing of Long-Term Equity Grants
LP policies require PSUs and RSUs to be valued as of their respective grant dates based upon the closing price of LP’s Common Stock on the grant date of the award. The Compensation Committee’s practice is to make equity awards to its NEOs and other employees at its first Compensation Committee meeting in a given year (generally in the last week of January or the first or second week of February). Compensation Committee meeting dates are set by the Compensation Committee at least one year in advance. Equity awards are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of equity grant dates. We do not currently grant stock options, stock-settled stock appreciation rights (“SSARs”) or similar instruments with option-like features as part of our equity compensation programs. If stock options, SSARs or similar instruments were to be granted in the future, LP would not grant such awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock.
Policies on Compensation Recoupment
A significant percentage of LP’s executive compensation is incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on the Compensation Committee’s discretion and in part on LP’s

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financial results. In addition to the compensation recoupment policies adopted by LP (described below), Section 304 of the Sarbanes-Oxley Act of 2002 mandates that the CEO and the CFO reimburse LP for any bonus or other incentive-based or equity-based compensation paid to them during the one-year period following the public issuance of financial statements that are later required to be restated.
NYSE−Compliant Clawback Policy
The Compensation Committee adopted the Louisiana-Pacific Corporation NYSE Clawback Policy effective December 1, 2023, consistent with the Dodd-Frank Act, SEC rules and the NYSE listing standards (the “Clawback Policy”). Under the Clawback Policy, if LP’s financial statements are restated due to the material noncompliance with any financial reporting requirement under the securities laws, including the correction of errors, LP will be entitled to recover any incentive-based compensation that was received by an executive officer during the three completed fiscal years immediately preceding the restatement to the extent it exceeded the amount of incentive-based compensation that would have been received by such executive officer based upon the restatement (without regard to taxes paid); provided, that the Clawback Policy will not apply to incentive-based compensation received before October 2, 2023, the effective date of the relevant NYSE listing standard. The amount of any erroneously awarded compensation to be recovered by LP under the Clawback Policy will be reduced by the amount recouped from such executive officer pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.
The complete text of the Clawback Policy is filed as Exhibit 97 to LP’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 19, 2025.
General Recoupment Policy
In addition to the Clawback Policy, the Compensation Committee adopted the Louisiana-Pacific Corporation Compensation Recoupment Policy effective as of December 1, 2023 (the “Recoupment Policy”). The Recoupment Policy is applicable to any current or former employee, officer (including all of the NEOs), director or other service provider of LP or any of its subsidiaries. Under the Recoupment Policy, if LP’s audited financial statements are required to be restated due to material noncompliance with any financial reporting requirement and a person subject to the policy has engaged in fraud or intentional misconduct that caused or contributed to the need for the restatement, LP will be entitled to (i) reimbursement of all or any part of the cash bonus or other cash-based incentive award paid or payable to such person that relates to the performance of LP, and if applicable, the performance of such person, for such year, (ii) cancel all or any portion of any outstanding vested, unvested or unexercised equity-based incentive awards made to such person in that year or in a previous year which vested or will vest (in whole or in part) based on the performance of LP in that year, and (iii) seek recovery of all or any portion of any gain realized or shares of LP Common Stock issued upon the vesting, exercise, settlement, sale, transfer and/or other disposition of any equity-based incentive award made to such person in that year or in a previous year which vested or will vest (in whole or in part) based on the performance of LP in that year, in each case in an amount to be determined by the Compensation Committee in its sole discretion. To the extent that any erroneously awarded compensation is recovered from any current or former executive officer under the Clawback Policy (described above), LP will not be entitled to recover any such amounts under the Recoupment Policy.
Executive Stock Ownership Guidelines
LP strongly believes the financial interests of its executive officers should be aligned with those of its stakeholders. Accordingly, the Compensation Committee has established meaningful Stock Ownership Guidelines for LP’s executive officers.
Each of LP’s executive officers is expected to own shares of Common Stock in an amount equivalent to a multiple of such executive officer’s annual base salary as set forth in the following table. Compliance is measured annually at the first regularly scheduled Compensation Committee meeting of the calendar year.
Tier	Base Salary Multiple
Chief Executive Officer	5
Executive Vice President	3
Senior Vice President	2

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Pursuant to the Stock Ownership Guidelines, restricted stock, PSUs subject to time vesting only (based on the minimum number of shares that may be earned) and RSUs that have not yet vested, count toward stock ownership requirements for executive officers. The following are not counted towards the ownership requirements (i) PSUs conditioned on the satisfaction of performance goals, and (ii) shares subject to outstanding stock options and SSARs. For 2024, all NEOs met the Stock Ownership Guidelines.
Insider Trading and Hedging Prohibitions
LP’s Insider Trading Policy mandates that directors, officers and employees of LP and their family members do not trade in LP securities while in possession of material nonpublic information about LP and requires that insiders review certain transactions involving LP securities with the General Counsel, CFO or CEO prior to entering into the transactions. For purposes of this policy, gifts, pledges and other transfers are treated the same as sales of LP securities. LP’s Insider Trading Policy also prohibits LP’s directors, executive officers, and certain employees at LP from engaging in short-term, hedging or speculative transactions, as further described under the heading “Corporate Governance—Anti-Hedging and Anti-Pledging Policy” above.
Tax Deduction for Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1,000,000 per year paid to certain named executive officers. This provision has caused, and will continue to cause, a portion of the compensation that LP pays to certain of its executive officers to be non-deductible for U.S. federal income tax purposes.
In designing the executive compensation program and determining the compensation of executive officers, the Compensation Committee considers a variety of factors, including the deductibility of such compensation for U.S. federal income tax purposes. To maintain flexibility to compensate executive officers in a manner designed to promote LP’s short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation paid to the executive officers of LP must be deductible. The Compensation Committee believes that our stakeholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expense.
Risk Assessment of Executive Compensation Policies and Practices
The Compensation Committee conducted a review of LP’s compensation practices in 2024 to determine if there were any policies and practices that would be reasonably likely to have a material adverse effect on LP. The review included non-executive and executive compensation policies and practices. FW Cook assisted the Compensation Committee in the review of executive compensation policies and practices. The Compensation Committee found that none of LP’s compensation policies or practices were reasonably likely to have a material adverse effect on LP and the design of LP’s compensation programs (i) encourages the achievement of both its short-term and long-term operational and financial goals and (ii) contains certain appropriate risk mitigating features, such as incentive caps for the Annual Incentive Plan and PSUs, and the Stock Ownership Guidelines.

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COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with LP’s management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in LP’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Respectfully submitted,
Stephen E. Macadam (Chair)
Tracy A. Embree
Lizanne C. Gottung
Dustan E. McCoy
Ty R. Silberhorn
This Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Compensation Committee Report by reference therein.

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SUMMARY COMPENSATION TABLE
The table below summarizes the various elements of compensation paid to, accrued to, or earned by each of the NEOs for the three years ended December 31, 2024 (or for such shorter period that such person has been determined to be an NEO during the covered years).
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
W. Bradley Southern Chairperson and Chief Executive Officer	2024	1,216,346	5,553,195	2,702,146	—	127,232	9,598,919
	2023	1,146,154	7,577,416	1,753,737	—	193,286	10,670,593
	2022	1,121,154	4,681,023	2,650,188	4,318	225,630	8,682,313
Alan J.M. Haughie Executive Vice President, Chief Financial Officer	2024	690,696	1,353,179	1,025,553	—	52,314	3,121,742
	2023	643,198	1,766,754	613,044	—	70,367	3,093,363
	2022	636,724	1,059,361	946,998	—	91,394	2,734,477
Jason P. Ringblom Executive Vice President, General Manager, Siding	2024	584,925	1,123,394	849,732	—	71,915	2,629,967
	2023	540,714	1,582,775	364,200	—	73,630	2,561,319
	2022	513,542	852,656	658,657	1,842	98,839	2,125,535
Jimmy E. Mason Executive Vice President, General Manager, OSB	2024	571,113	1,123,394	849,713	—	62,895	2,607,114

Nicole C. Daniel Senior Vice President, General Counsel and Corporate Secretary	2024	542,319	765,974	704,586	—	64,447	2,077,325
	2023	497,961	803,866	385,079	—	67,976	1,754,883
	2022	452,692	517,634	540,772	—	85,833	1,596,931

(1)
The amounts shown reflect (i) the aggregate grant date fair value (computed in accordance with FASB ASC Topic 718) of the awards of PSUs and RSUs granted under the 2022 Plan for PSUs based upon the target level of performance for 2024, 2023 and 2022 (the probable outcome of the performance conditions at the grant date and excluding the effect of estimated forfeitures), and (ii) for 2023 only, the incremental fair value related to the modification made in October 2023 to the 2021 PSU awards (no incremental value was associated with the modification to the 2022 PSU awards at that time). As required by GAAP and applicable SEC rules, the modification to the 2021 PSU awards resulted in incremental fair value that is reported as additional compensation in fiscal year 2023 (the year of modification). The incremental fair value was calculated as of the modification date in accordance with FASB ASC Topic 718. Assuming the maximum performance level of the performance goal was achieved, the grant date fair value for the 2024 PSU awards included in the “Stock Awards” column would be $6,217,849 for Mr. Southern; $1,267,875 for Mr. Haughie; $1,052,575 for Mr. Ringblom; $1,052,575 for Mr. Mason; and $717,687 for Ms. Daniel. Assumptions used in calculating the fair value are described in Note 11 to LP’s audited financial statements included in its Annual Report on Form 10-K for the year ended on December 31, 2024, except that assumptions regarding forfeitures are ignored. Consistent with the applicable accounting standards, the grant date fair value of the PSUs reflects the market-related TSR modifier, determined using a Monte Carlo simulation model. Additional details regarding the terms of the 2024 awards granted under the 2022 Plan are described in the tables captioned “Grants of Plan-Based Awards for 2024” and “Outstanding Equity Awards at December 31, 2024” in this “Executive Compensation” section of the proxy statement.

(2)
The amounts shown reflect the annual cash incentive awards under the Annual Incentive Plan based on performance for the year shown and paid in the first quarter of the following year.

(3)
Amounts shown in this column represent the increase in the actuarial present value of benefits under LP’s Retirement Account Plan. All Retirement Account Plan liabilities to participants were substantially settled by the end of 2022.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 57

COMPENSATION OF EXECUTIVE OFFICERS
(4)
Amounts shown in this column for 2024 represent the sum of the amounts attributable to perquisites, personal benefits, severance payments and other items of compensation listed in the table below. In addition to the benefits listed below, LP provided medical, vision, dental and long-term disability insurance benefits to each of the NEOs, which benefits are generally available to all of LP’s employees.

	W. Bradley Southern	Alan J.M. Haughie	Jason P. Ringblom	Jimmy E. Mason	Nicole C. Daniel
Financial and Tax Planning Services Allowance(a)	$23,355	$—	$23,355	$23,355	$23,355
Life Insurance Premiums(b)	9,840	2,952	5,360	4,477	2,952
Employer Contributions to Defined Contribution Plans(c)	93,177	49,054	41,236	35,063	38,025
Special Recognition Award Gift	860	308	1,964	—	115
TOTAL	$127,232	$52,314	$71,915	$62,895	$64,447

(a)
Certain executive officers receive a perquisite allowance used for expenses associated with financial and tax planning consulting services

(b)
LP pays the annual group term life insurance premiums for coverage provided to each NEO in an amount equal to four times his or her annual base salary.

(c)
Represents the employer 401(k) and Profit Sharing Plan and Deferred Compensation Plan matching and spillover contributions for each NEO, which are up to 5% of such NEO’s eligible compensation.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 58

COMPENSATION OF EXECUTIVE OFFICERS
GRANTS OF PLAN-BASED AWARDS FOR 2024
The table below provides information regarding (i) annual cash incentive awards under the 2024 Annual Incentive Plan and (ii) grants of PSUs and RSUs to the NEOs in 2024 under the 2022 Plan.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
W. Bradley Southern	2/8/2024	705,000	1,410,000	2,820,000
	2/8/2024				23,503	47,005	94,010				3,387,195
	2/8/2024							31,337			2,166,000
Alan J.M. Haughie	2/8/2024	267,571	535,141	1,070,282
	2/8/2024				4,792	9,585	19,170				690,679
	2/8/2024							9,585			662,500
Jason P. Ringblom	2/8/2024	212,433	424,867	849,733
	2/8/2024				3,979	7,957	15,914				573,394
	2/8/2024							7,957			550,000
Jimmy E. Mason	2/8/2024	212,428	424,856	849,713
	2/8/2024				3,979	7,957	15,914				573,394
	2/8/2024							7,957			550,000
Nicole C. Daniel	2/8/2024	183,829	367,658	735,316
	2/8/2024				2,713	5,426	10,851				390,963
	2/8/2024							5,426			375,012

(1)
The amounts shown in these columns reflect threshold, target and maximum cash payouts for annual cash incentive awards under the 2024 Annual Incentive Plan. The threshold payout amount (50% of the target award amount) represents a payout based on achievement of performance goals at the threshold performance levels. The target payout amount (100% of the target award amount) represents a payout based on achievement of performance goals at the target performance levels. The maximum payout amount (200% of the target award amount) represents a payout based on achievement of performance goals at the maximum performance levels.

(2)
The amounts shown in these columns reflect the threshold, target and maximum share award amounts underlying PSUs granted in 2024 under the 2022 Plan. The PSUs will vest on the third anniversary of the grant date based on achievement of the performance goal at the end of the three-year performance period, subject to acceleration upon certain events. See “Compensation of Executive Officers—Compensation Discussion and Analysis—Section IV: Elements and Philosophy of Executive Compensation—Long-Term Equity Incentive Compensation” for more information regarding the 2024 PSUs and see “Compensation of Executive Officers—Potential Payments Upon Termination of Employment or Change of Control of LP” for additional detail on acceleration of vesting terms. Prior to vesting and settlement, participants will be credited with additional PSUs equal in value to cash dividends paid on unrestricted shares of Common Stock.

(3)
The amounts shown reflect shares underlying RSUs granted in 2024 under the 2022 Plan. The RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to acceleration upon certain events. See “Compensation of Executive Officers—Potential Payments Upon Termination of Employment or Change of Control of LP” for additional detail on acceleration of vesting terms. Prior to vesting and settlement, participants will not have voting rights and will be credited with additional RSUs equal in value to cash dividends paid on unrestricted shares of Common Stock.

(4)
The amounts shown represent the grant date fair values of the RSUs and the PSUs (computed in accordance with FASB ASC Topic 718) at the target award amounts (the probable outcome of the performance conditions at the grant date). Assumptions used in calculating the grant date fair value are described in Note 11 to LP’s audited financial statements included in LP’s Annual Report on Form 10-K for the year ended December 31, 2024, except that assumptions regarding forfeitures are ignored. Consistent with the applicable accounting standards, the grant date fair value of the PSUs reflects the market-related TSR modifier, determined using a Monte Carlo simulation model.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 59

COMPENSATION OF EXECUTIVE OFFICERS
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024
The table below provides information regarding PSUs and RSUs held by the NEOs at December 31, 2024.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
W. Bradley Southern	59,767	6,188,827	67,757	7,016,284

Alan J.M. Haughie	18,419	1,907,281	13,338	1,381,125

Jason P. Ringblom	15,874	1,643,790	11,461	1,186,807

Jimmy E. Mason	12,629	1,307,783	7,769	804,457

Nicole C. Daniel	9,629	997,049	6,802	704,349

(1)
Reports the number of shares underlying outstanding RSU awards. Unvested RSUs held by LP’s NEOs at December 31, 2024 will vest in the amounts and on the dates shown below, subject to the NEO remaining in continuous employment with us:

	2/8/2025	2/10/2025	2/8/2026	2/10/2026	2/8/2027	Total
W. Bradley Southern*	10,197	19,147	10,197	10,030	10,196	59,767
Alan J.M. Haughie	3,231	5,661	3,231	3,065	3,231	18,419
Jason P. Ringblom	2,683	4,959	2,682	2,869	2,682	15,874
Jimmy E. Mason	2,683	2,496	2,682	2,087	2,682	12,629
Nicole C. Daniel	1,829	2,705	1,829	1,437	1,828	9,629

*
Amounts presented are net of shares withheld to cover FICA tax liability to the extent that Mr. Southern met retirement criteria under the related award agreements as of December 31, 2022, December 31, 2023 and December 31, 2024.

(2)
Calculated based on the closing price of the Common Stock on the NYSE on December 31, 2024 of $103.55 per share.

(3)
Reports the number of shares underlying outstanding PSU awards based on our actual performance results through December 31, 2024 under the applicable performance metrics and assuming that the payout will occur at the next highest level (threshold, target, or maximum). PSUs

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 60

COMPENSATION OF EXECUTIVE OFFICERS
granted in 2022, 2023 and 2024 are reported at the threshold performance level (50%). These PSUs will vest in the amounts and on the dates shown below, subject to the NEOs remaining in continuous employment with us and achievement of the relevant performance goals:
	2/10/2025*	2/10/2026	2/8/2027	Total
W. Bradley Southern	20,512	23,479	23,767	67,757
Alan J.M. Haughie	3,894	4,598	4,846	13,338
Jason P. Ringblom	3,134	4,304	4,023	11,461
Jimmy E. Mason	615	3,130	4,023	7,769
Nicole C. Daniel	1,902	2,156	2,744	6,802

*
The unvested 2022 PSU awards are reported in this table at the threshold performance level (50%) in accordance with SEC rules, as described above. On February 13, 2025, the Compensation Committee determined that the threshold performance level was not achieved resulting in a payout at 0% of the target award amount.

OPTION EXERCISES AND STOCK VESTED IN 2024
The following table provides information regarding the exercise of SSARs and the vesting of PSUs and RSUs with respect to LP’s NEOs during 2024.
	Option Awards(1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
W. Bradley Southern	104,830	8,152,971	82,349	5,815,134
Alan J.M. Haughie	—	—	20,367	1,437,009
Jason P. Ringblom	—	—	16,879	1,190,577
Jimmy E. Mason	—	—	5,085	357,306
Nicole C. Daniel	—	—	8,964	632,176

(1)
Represents SSARs.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 61

COMPENSATION OF EXECUTIVE OFFICERS
NONQUALIFIED DEFERRED COMPENSATION FOR 2024
The following table summarizes information regarding participation by the NEOs in LP’s Deferred Compensation Plan.
Name	Executive Contributions in 2024 ($)	Registrant Contributions in 2024 ($)	Aggregate Earnings in 2024 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024 ($)
W. Bradley Southern	—	69,327	50,016	—	677,497
Alan J.M. Haughie	—	25,204	13,328	—	183,956
Jason P. Ringblom	—	17,386	37,141	—	204,553
Jimmy E. Mason	—	11,213	4,799	—	44,400
Nicole C. Daniel	—	14,175	10,292	—	93,331
All employees who are in LP’s top two levels of management and participate in the profit-sharing component of the 401(k) and Profit Sharing Plan are automatically participants in the Deferred Compensation Plan. Key features of the Deferred Compensation Plan include:
»
Deferrals.   The Deferred Compensation Plan permits deferrals of up to 90% of a participant’s base salary and annual bonuses.

»
Matching Contributions by LP.   The Deferred Compensation Plan requires matching contributions by LP equal to 5% of the participating employee’s deferral contributions.

»
Supplemental Credit.   LP credits each participating employee’s Deferred Compensation Plan account with the amount that would have been contributed under the profit sharing component of the 401(k) and Profit Sharing Plan, if limits imposed under the Internal Revenue Code did not apply.

»
Make-up Credit.   LP credits each participating employee’s Deferred Compensation Plan account with the amount that would have been contributed under the profit sharing component of LP’s 401(k) and Profit Sharing Plan, had the participant not deferred compensation to the Deferred Compensation Plan.

»
Vesting.   Participants are immediately vested in credits for their deferral contributions and related earnings. Participants are vested in their rights to LP’s matching contributions and related earnings after two years of service to LP and are vested in their rights to supplemental and make-up credits and related earnings in accordance with the vesting schedule of the profit sharing component of the 401(k) and Profit Sharing Plan. Participants will also become vested in LP’s matching contributions, supplemental credits, and make-up credits upon reaching age 65 or immediately upon death, disability, or a termination of employment for any reason within 24 months following a change of control of LP.

»
Form of Payment.   If a participant’s employment with LP is terminated for any reason, the participant is entitled to receive his or her vested Deferred Compensation Plan account balances, either in a lump sum or in annual payments over a period of up to 15 years as designated by the participant. However, to be eligible for the annual payment form of distribution, the participant’s balances must exceed $25,000 in accordance with the terms and conditions set forth in the Deferred Compensation Plan. In addition, a participant is permitted to designate a distribution date (either after termination of employment or while employed) which must be at least two years after the beginning of the deferral period to which that designation relates. Participants may also receive distributions prior to termination in the event of emergencies or as otherwise specified in the Deferred Compensation Plan.

»
Earnings on Account Balances.   Amounts credited to participants’ Deferred Compensation Plan accounts are adjusted to reflect amounts of income, gain or loss, as if the amounts held in such accounts had been invested in investment funds designated under the Deferred Compensation Plan and selected by the participants. The following table shows investment choices made by participants for the purpose of valuing their contribution credits in the Deferred Compensation Plan as of December 31, 2024 and annualized returns for each investment choice for 2024:

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 62

COMPENSATION OF EXECUTIVE OFFICERS
Fund	Performance
Vanguard Institutional Index	25.0%
T Rowe Price GS	29.6%
T Rowe Price MC VI	16.3%
T Rowe Price MC Gr	9.4%
DFA US Small Cap	11.5%
Vanguard Tot I S	5.2%
MetWest: Total Trn	1.1%
Vanguard Tot Bd	1.2%
Vanguard Infl-Prot	1.9%
TRP Retirement 2005	8.2%
TRP Retirement 2010	8.7%
TRP Retirement 2015	9.0%
TRP Retirement 2020	9.3%
TRP Retirement 2025	9.9%
TRP Retirement 2030	10.9%
TRP Retirement 2035	12.2%
TRP Retirement 2040	13.4%
TRP Retirement 2045	14.2%
TRP Retirement 2050	14.4%
TRP Retirement 2055	14.6%
TRP Retirement 2060	14.5%
TRP Retirement 2065	14.5%
T Rowe Price Stable Value	5.0%
T Rowe Price Trs Mny	47.6%
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL OF LP
This section describes, and sets forth quantitative disclosure with respect to, payments and benefits to which our NEOs would have been entitled if their employment had terminated or if LP experienced a change of control on December 31, 2024, the last business day of LP’s last completed fiscal year, under various circumstances.
Each NEO is party to a severance agreement (each, a “Severance Agreement”) and a change of control employment agreement (each, a “CoC Agreement”) with LP. Upon a termination event, and as a condition to receiving the severance or change of control compensation under the Severance Agreements or the CoC Agreements, as applicable, the NEOs are required to timely sign and not revoke a customary release of claims in favor of LP. The Severance Agreements also impose on the NEOs customary confidentiality, intellectual property and mutual non-disparagement restrictive covenants, as well as non-competition and non-solicitation obligations that extend for 24 months (for the CEO) or 18 months (for the other NEOs) after termination (the “Restrictive Covenants”).
If an NEO experiences a termination of employment that entitles the NEO to compensation or benefits under a CoC Agreement, then the NEO will not be entitled to any compensation or benefits under the NEO’s Severance Agreement, the term of the NEO’s Severance Agreement will immediately cease and the Restrictive Covenants will no longer apply. The compensation and benefits payable under the NEO’s CoC Agreement also apply in lieu of those payable under the NEO’s Severance Agreement if an NEO’s employment is terminated prior to a change of control of LP and the NEO can reasonably show that such termination is (i) connected to an impending change of control or (ii) at the request of a third party who has taken steps reasonably calculated to effect a change of control.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 63

COMPENSATION OF EXECUTIVE OFFICERS
As used herein, the terms “cause,” “good reason,” “retirement,” “disability” and “change of control” have the meanings assigned to such terms in the relevant agreements or plans governing the described payments or benefits. Payments in connection with termination of an NEO by LP or its successor without cause or by the NEO for good reason following a change of control apply if such termination occurs (i) within three years after such change of control, with respect to payments made pursuant to the COC Agreement, and (ii) within 12 months after such change of control, with respect to payments made in respect of the 2022, 2023 and 2024 RSU and PSU awards.
The following table describes the payments and benefits that would have been received by an NEO, or his or her estate, if such NEO’s employment is terminated or if LP experiences a change of control under the following circumstances:
—
termination of the NEO by LP for cause or by the NEO without good reason;

—
termination of the NEO by LP without cause or by the NEO for good reason;

—
death or disability of the NEO;

—
termination of the NEO by LP or its successor without cause or by the NEO for good reason within 12 months following a change of control of LP;

—
change of control of LP not resulting in a termination of the NEO; and

—
retirement of the NEO.

TERMINATION EVENT	BASE SALARY & ANNUAL CASH INCENTIVE	BENEFITS PROGRAM & OTHER BENEFITS	LONG-TERM EQUITY INCENTIVES
Termination by LP for Cause or by the NEO Without Good Reason	» Any earned but unpaid base salary and accrued vacation pay through the termination date
»
Any amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

» RSUs: All are forfeited » PSUs: All are forfeited
Termination by LP Without Cause or by the NEO for Good Reason
»
Any earned but unpaid base salary and accrued vacation pay through the termination date

»
A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the termination occurred

»
An amount equal to two (for the CEO) or one and a half (for the other NEOs) multiplied by the sum of (a) the NEO’s annual base salary, plus (b) the NEO’s target annual cash incentive

»
Any amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
Reimbursement for COBRA payments for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date

»
Outplacement services for up to 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date in an amount up to $10,000

»
RSUs: Immediate vesting in full

»
PSUs: Pro-rata vesting based on the number of days employed during the performance period, calculated using the amount of the original award that would have vested following the end of the performance period based on actual performance

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 64

COMPENSATION OF EXECUTIVE OFFICERS
TERMINATION EVENT	BASE SALARY & ANNUAL CASH INCENTIVE	BENEFITS PROGRAM & OTHER BENEFITS	LONG-TERM EQUITY INCENTIVES
Death or Disability	» Any earned but unpaid base salary and accrued vacation pay through the termination date » A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan
»
Any amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
Long-term disability and life insurance benefits

»
RSUs:

»
2022 RSUs: Immediate pro-rata vesting based on the number of months employed through the termination date

»
2023 & 2024 RSUs: Immediate vesting in full

»
PSUs:

»
2022 PSUs: Immediate pro-rata vesting of the target award based on the number of months employed during the performance period; provided, that if the termination occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
2023 & 2024 PSUs: Immediate vesting of the target award; provided, that if the termination occurs after the last day of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

Termination by LP or its Successor Without Cause or by the NEO for Good Reason Following a Change of Control
»
Any earned but unpaid base salary and accrued vacation pay through the termination date

»
A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the change of control occurred

»
An amount equal to three times the sum of the NEO’s

»
An amount equal to 36 months cash value of LP’s welfare benefit plans

»
Outplacement services for 12 months after the termination date in an amount up to 10% of the NEO’s annual base salary

»
Any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive

»
RSUs:

»
Awards Assumed by Successor: Immediate vesting in full upon termination of the NEO

»
Awards Not Assumed by Successor: Immediate vesting in full prior to change of control

»
PSUs:

»
Awards Assumed by Successor: Immediate

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 65

COMPENSATION OF EXECUTIVE OFFICERS
TERMINATION EVENT	BASE SALARY & ANNUAL CASH INCENTIVE	BENEFITS PROGRAM & OTHER BENEFITS	LONG-TERM EQUITY INCENTIVES
	(a) annual base salary, plus (b) target annual cash incentive award under the Annual Incentive Plan » Interest on the amounts listed above from the termination date through the payment date	under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan vesting upon termination of the NEO in an amount equal to the number of shares that would have been earned if the NEO had maintained employment from the grant date until the original vesting date, determined as if the end date of the performance period were the date of the change of control and after the performance objectives have been adjusted to account for such shortened performance period, as determined by the administrator of the 2013 Plan or 2022 Plan, as applicable, in its sole discretion (the “adjusted award”); provided, that if the change of control occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been earned on the original vesting date
»
Awards Not Assumed by Successor: Immediate vesting upon change of control (a) based on actual performance if such change of control occurs after the last day of the applicable performance period, or (b) in amount equal to the greater of (1) the target award, and (2) the adjusted award

Change of Control Not Resulting in Termination
»
Annual base salary in an amount equal to at least 12 times the NEO’s highest monthly base salary paid during the 12 months immediately preceding the month of the consummation of such change of control

»
Annual cash bonus in an amount at least equal to the NEO’s target bonus for the year in which the change of control occurs

»
Participation in all incentive, savings and retirement plans, welfare benefit programs and fringe benefits

»
Reimbursement for reasonable expenses per LP’s policies

»
Same/larger office size and support staff

»
Paid vacation available to other peer executive

»
RSUs:

»
Awards Assumed by Successor: Vest in accordance with their original vesting schedule

»
Awards Not Assumed by Successor: Immediate vesting in full prior to change of control

»
PSUs:

»
Awards Assumed by Successor: Vest in

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 66

COMPENSATION OF EXECUTIVE OFFICERS
TERMINATION EVENT	BASE SALARY & ANNUAL CASH INCENTIVE	BENEFITS PROGRAM & OTHER BENEFITS	LONG-TERM EQUITY INCENTIVES
officers on, generally, at least as favorable terms as those in place during the 120-day period immediately preceding the change of control accordance with their original vesting schedule in the amount of the adjusted award; provided, that if the change of control occurs after the end of the performance period, PSUs vest in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs
»
Awards Not Assumed by Successor: Immediate vesting upon change of control (a) based on actual performance if such change of control occurs after the last day of the applicable performance period, or (b) in amount equal to the greater of (1) the target award, and (2) the adjusted award

Retirement
»
Any earned but unpaid base salary and accrued vacation pay through the termination date

»
A pro-rata amount of the target annual cash incentive award under the Annual Incentive Plan for the year in which the termination occurred

»
Any other amounts or benefits required to be paid or provided or which the NEO is eligible to receive under any plan, program, policy or practice or contract or agreement of LP, including any vested account balance under LP’s Deferred Compensation Plan

»
RSUs:

»
2022 RSUs:

»
If retirement occurs on or after the first anniversary of the award grant date: Immediate pro-rata vesting based on the number of months employed between the applicable grant date and retirement

»
If retirement occurs prior to the first anniversary of award grant date: All are forfeited

»
2023 RSUs:

»
If retirement occurs on or after the first anniversary of the award grant date: Immediate vesting in full

»
If retirement occurs prior to the first anniversary of award grant date: All are forfeited

»
2024 RSUs:

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 67

COMPENSATION OF EXECUTIVE OFFICERS
TERMINATION EVENT	BASE SALARY & ANNUAL CASH INCENTIVE	BENEFITS PROGRAM & OTHER BENEFITS	LONG-TERM EQUITY INCENTIVES

»
If retirement occurs on or after the first anniversary of the award grant date: Immediate vesting in full

»
If retirement occurs prior to the first anniversary of award grant date: Immediate pro-rata vesting based on the number of days employed between the applicable grant date and the first anniversary thereof

»
PSUs:

»
2022 & 2023 PSUs

»
If retirement occurs on or after the first anniversary of the award grant date: PSUs will vest following the NEO’s retirement, on the original vesting date, in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

»
If retirement occurs prior to the first anniversary of award grant date: All are forfeited

»
2024 PSUs

»
If retirement occurs on or after the first anniversary of the award grant date: PSUs will vest following the NEO’s retirement, on the original vesting date, in an amount equal to the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed

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COMPENSATION OF EXECUTIVE OFFICERS
TERMINATION EVENT	BASE SALARY & ANNUAL CASH INCENTIVE	BENEFITS PROGRAM & OTHER BENEFITS	LONG-TERM EQUITY INCENTIVES

through the vesting date
»
If retirement occurs prior to the first anniversary of award grant date: PSUs will vest on a pro-rata basis following the NEO’s retirement, on the original vesting date based on the number of days employed between the applicable grant date and the first anniversary thereof, calculated using the number of performance shares that would have been paid in accordance with the original terms of the PSUs as if the NEO had remained continuously employed through the vesting date

The following table sets forth, for each NEO, quantitative disclosure regarding estimated payments and other benefits that would have been received by the NEO, or his or her estate, if such NEO’s employment had terminated or if LP had experienced a change of control on December 31, 2024, under the circumstances described above.
Name	Triggering Event	Payments Earned but Unpaid(1)	Severance Payments	Equity Awards(2)	Other Benefits(3)	Total
W. Bradley Southern	Termination by LP for Cause or by the NEO Without Good Reason	$112,981	—	—	$677,497	$790,478
	Termination by LP Without Cause or by the NEO for Good Reason	$1,522,981(4)	$5,215,148(5)	$10,713,794(6)	$687,497(7)	$18,139,420
	Death or Disability	$1,522,981(4)	—	$19,932,952(8)	$677,497	$22,133,430
	Termination Following a Change of Control(11)	$1,522,981(4)	$7,854,322(9)	$20,221,395(8)	$794,997(14)	$30,393,695
	Change of Control Not Resulting in Termination	—	—	$20,221,395(8)(12)	—	$20,221,395
	Retirement	$1,522,981(4)(13)	—	$15,056,585(6)(10)	$677,497	$17,257,062
Alan J.M. Haughie	Termination by LP for Cause or by the NEO Without Good Reason	$64,320	—	—	$183,956	$248,276
	Termination by LP Without Cause or by the NEO for Good Reason	$599,461(4)	$1,857,787(5)	$2,805,245(6)	$193,956(7)	$5,456,449
	Death or Disability	$599,461(4)	—	$4,609,802(8)	$183,956	$5,393,219
	Termination Following a Change of Control(11)	$599,461(4)	$3,741,171(9)	$4,669,531(8)	$250,849(14)	$9,261,012
	Change of Control Not Resulting in Termination	—	—	$4,669,531(8)(12)	—	$4,669,531
	Retirement	$64,320	—	—	$183,956	$248,276

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 69

COMPENSATION OF EXECUTIVE OFFICERS
Name	Triggering Event	Payments Earned but Unpaid(1)	Severance Payments	Equity Awards(2)	Other Benefits(3)	Total
Jason P. Ringblom	Termination by LP for Cause or by the NEO Without Good Reason	$54,470	—	—	$204,553	$259,023
	Termination by LP Without Cause or by the NEO for Good Reason	$479,337(4)	$1,534,350(5)	$2,452,758(6)	$214,553(7)	$4,680,998
	Death or Disability	$479,337(4)	—	$3,969,331(8)	$204,553	$4,653,220
	Termination Following a Change of Control(11)	$479,337(4)	$3,079,351(9)	$4,017,403(8)	$261,202(14)	$7,837,292
	Change of Control Not Resulting in Termination	—	—	$4,017,403(8)(12)	—	$4,017,403
	Retirement	$54,470	—	—	$204,553	$259,023
Jimmy E. Mason	Termination by LP for Cause or by the NEO Without Good Reason	$54,469	—	—	$44,400	$98,868
	Termination by LP Without Cause or by the NEO for Good Reason	$479,325(4)	$1,534,314(5)	$1,963,783(6)	$54,400(7)	$4,031,822
	Death or Disability	$479,325(4)	—	$2,907,263(8)	$44,400	$3,430,987
	Termination Following a Change of Control(11)	$479,325(4)	$3,078,431(9)	$2,916,696(8)	$101,047(14)	$6,575,499
	Change of Control Not Resulting in Termination	—	—	$2,916,696(8)(12)	—	$2,916,696
	Retirement	$54,469	—	—	$44,400	$98,868
Nicole C. Daniel	Termination by LP for Cause or by the NEO Without Good Reason	$50,502	—	—	$93,331	$143,834
	Termination by LP Without Cause or by the NEO for Good Reason	$418,160(4)	$1,366,195(5)	$1,447,163(6)	$103,331(7)	$3,334,849
	Death or Disability	$418,160(4)	—	$2,376,565(8)	$93,331	$2,888,057
	Termination Following a Change of Control(11)	$418,160(4)	$2,743,246(9)	$2,405,747(8)	$145,854(14)	$5,713,007
	Change of Control Not Resulting in Termination	—	—	$2,405,747(8)(12)	—	$2,405,747
	Retirement	$50,502	—	—	$93,331	$143,834
(1)
Includes accrued but unpaid vacation based on the maximum allowed amount of 200 hours because the NEOs currently have balances greater than the maximum. This payment would be made in a lump sum. Assumes that there is no earned but unpaid 2024 base salary at December 31, 2024.

(2)
Calculated based on the closing price of the Common Stock on the NYSE on December 31, 2024 of $103.55 per share. PSUs were calculated assuming payout at target award amount (100%).

(3)
Includes vested account balance under LP’s Deferred Compensation Plan. This payment would be made in accordance with the NEO’s distribution selection under such plan.

(4)
Includes a pro-rata amount of the target annual cash incentive award under the 2024 Annual Incentive Plan. This payment would be made in a lump sum.

(5)
Includes (a) a cash amount equal to two (for the CEO) or one and a half (for the other NEOs) multiplied by the sum of (x) the NEO’s annual base salary, plus (y) the NEO’s target annual cash incentive, and (b) a reimbursement for COBRA payments for 24 months (for the CEO) or 18 months (for the other NEOs) after the termination date. The value of COBRA reimbursements was determined based on (i) current COBRA coverage rates for 2025-2026, and (ii) LP’s current costs of providing coverage at the coverage levels in effect for the NEO immediately prior to December 31, 2024. This payment would be made in a lump sum.

(6)
Payment of the RSUs would be made as soon as practicable after termination and payment of the PSUs would be made following the end of the applicable performance period and certification of the performance results, at the times specified in the related award agreements.

(7)
Includes outplacement services valued at $10,000.

(8)
Payments would be made in accordance with the related award agreements.

(9)
Includes (a) an amount equal to three times the sum of the NEO’s (x) annual base salary, plus (y) target annual cash incentive award under the Annual Incentive Plan, and (b) an amount equal to 36 months’ cash value of LP’s welfare benefit plans, with the cash value of LP’s welfare benefit plans being determined as the estimated cost of continuing health, disability and life insurance coverage and other welfare benefits to the NEO and his or her family at the same level as in place at December 31, 2024, for a three-year period. This payment would be made in a lump sum.

(10)
As of December 31, 2024, only Mr. Southern was retirement-eligible pursuant to the terms of the award agreements for outstanding RSUs and PSUs awards granted under the 2022 Plan.

(11)
Assumes the employment of the NEO is terminated by LP or its successor without cause or by the NEO for good reason within 12 months following a change of control of LP.

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COMPENSATION OF EXECUTIVE OFFICERS
(12)
Assumes equity awards were not assumed in connection with the change of control.

(13)
As of December 31, 2024, only Mr. Southern was retirement-eligible pursuant to the terms of the Annual Incentive Plan.

(14)
Includes outplacement services valued at 10% of the NEO’s annual base salary.

CEO PAY RATIO
For the 2024 fiscal year, the ratio of the annual total compensation of W. Bradley Southern, LP’s CEO (“CEO Compensation”), to the median of the annual total compensation of all of LP’s employees and those of its consolidated subsidiaries other than its CEO (“Median Annual Compensation”) was 116 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. In this summary, the employee who received such Median Annual Compensation is referred to as the “Median Employee.” The SEC rules allow us to identify our Median Employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. For purposes of this disclosure, the date used to identify the Median Employee was October 1, 2023 (the “Determination Date”). We used the same Median Employee that was identified in the preparation of our pay ratio disclosure in 2024 because we believe there has been no change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure.
CEO Compensation for purposes of this disclosure was $9,598,919 and represents the total compensation reported for Mr. Southern under the “Summary Compensation Table” for 2024.
For purposes of this disclosure, Median Annual Compensation was $83,061 and was calculated by totaling for LP’s Median Employee all applicable elements of compensation for 2024 in accordance with Item 402(c)(2)(x) of Regulation S-K plus personal benefits and compensation under non-discriminatory benefit plans otherwise not reportable under this Item. The Compensation Committee did not make any cost-of-living adjustments in identifying the Median Employee.
As previously disclosed, to identify the Median Employee, the Compensation Committee first determined LP’s employee population as of the Determination Date. LP had 4,118 employees (other than the CEO), representing all full-time, part-time, seasonal and temporary employees of LP and its consolidated subsidiaries as of the Determination Date. This amount excluded independent contractors and “leased” workers, as permitted by the applicable SEC rules. Of LP’s 4,118 total employees, approximately 66% were in the United States, 19% were in Canada, 9% were in Chile and 5% were in Brazil. A total of 14 employees (less than 1%) were in Peru, Mexico, Argentina, Colombia and Paraguay, and the Compensation Committee chose to exclude these 14 employees in determining LP’s Median Employee, as permitted under the de minimis exemption to Item 402(u) of Regulation S-K. The Compensation Committee used LP’s number of total employees (4,118) in making its de minimis calculation.
Under the relevant rules, we were required to identify the Median Employee by use of a “compensation measure that is consistently applied” to all employees included in the calculation. Thus, the Compensation Committee measured compensation for the period beginning on January 1, 2023, and ending on September 30, 2023, for 4,118 employees (after the permitted exclusions noted above). This compensation measurement was calculated by totaling, for each employee, salary as shown in LP’s payroll records for the first nine months of 2023. A portion of LP’s employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year. In determining the Median Employee, the Compensation Committee did not annualize the total compensation for such individuals.

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COMPENSATION OF EXECUTIVE OFFICERS
PAY VERSUS PERFORMANCE
The table below summarizes the compensation actually paid to each of the NEOs listed below and company financial performance measures for the five years ended December 31, 2024.
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually paid to Non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based on:(4)		Net Income ($ Million)	Company Adjusted EBITDA ($ Million)
					Company TSR ($)	Peer Group TSR ($)
2024	9,598,919	14,037,226	2,609,037	3,465,152	375.07	214.80	420	688
2023	10,670,593	10,495,230	2,235,201	2,272,644	253.70	172.49	178	478
2022	8,682,313	(7,732,568)	2,042,305	(224,312)	208.61	137.88	1,083	1,389
2021	9,158,272	34,346,704	1,943,418	5,334,446	272.24	180.45	1,373	1,877
2020	7,381,365	8,389,602	1,577,268	1,673,812	127.73	124.52	497	757

(1)
W. Bradley Southern is our principal executive officer (“PEO”) for each year presented. The individuals comprising the Non-PEO NEOs for each presented year are listed below.

2024	2023	2022	2021 and 2020
Alan J.M. Haughie	Alan J.M. Haughie	Alan J.M. Haughie	Alan J.M. Haughie
Jason P. Ringblom	Jason P. Ringblom	Jason P. Ringblom	Jason P. Ringblom
Jimmy E. Mason	Nicole C. Daniel	Nicole C. Daniel	Neil Sherman
Nicole C. Daniel	Michael W. Blosser	Michael W. Blosser	Michael J. Sims
Robin H. Everhart

(2)
The amounts shown for “Compensation Actually Paid” were calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by LP’s NEOs. These amounts reflect the total compensation reported in the “Summary Compensation Table” with certain adjustments as described in footnote 3 below.

(3)
“Compensation Actually Paid” for 2024 reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table. At the grant date for each PSU award, the relevant performance metrics are assumed to be achieved at the target level (100% of the target award amount). The fair value of unvested PSUs for each year used in the calculation of “Compensation Actually Paid” is based on the probable outcome of the applicable performance conditions as of the last day of the fiscal year. As of December 31, 2024, the fair value of the unvested PSUs changed from the grant date primarily due to the change in stock price and our probable performance based on the performance metrics applicable to those PSUs awards. As of December 31, 2024, none of the 2022 PSUs and 2023 PSUs were expected to vest and the 2024 PSUs were projected to vest at 100%. The amounts in the “Exclusion of Stock Awards” columns are based on the totals from the “Stock Awards” column set forth in the “Summary Compensation Table.”

Summary Compensation Table Total for PEO ($)	Deduct Change in Pension Value for PEO ($)	Pension Benefits Adjustments for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
9,598,919	—	—	(5,553,195)	9,991,503	14,037,226
Average Summary Compensation Table Total for Non-PEO NEOs ($)	Deduct Change in Pension Value for Non-PEO NEOs ($)	Pension Benefits Adjustments for Non-PEO NEOs ($)	Exclusion of Stock Awards for Non-PEO NEOs ($)	Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2,609,037	—	—	(1,091,485)	1,947,600	3,465,152

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COMPENSATION OF EXECUTIVE OFFICERS
The amounts in the “Inclusion of Equity Values” in the tables above are derived from the amounts set forth in the following tables:
Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for PEO ($)	Total– Inclusion of Equity Values for PEO ($)
8,723,221	924,003	—	139,599	—	204,680	9,991,503
Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total–Average Inclusion of Equity Values for Non-PEO NEOs ($)
1,720,358	164,047	—	25,503	—	37,692	1,947,600

(4)
The “Peer Group TSR” set forth in this table utilizes the following published index: S&P 500 Building Products. TSR for both LP and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2020, through and including the end of the fiscal year for which TSR is being presented in the table.

FINANCIAL PERFORMANCE MEASURES USED TO LINK COMPENSATION ACTUALLY PAID TO NEOS FOR THE MOST RECENTLY COMPLETED FISCAL YEAR TO COMPANY PERFORMANCE
For the fiscal year ended December 31, 2024, our Compensation Committee identified the performance measures listed below as the most important in setting compensation for the NEOs. The key performance measures used in setting performance goals for our PSUs, which comprise a significant portion of the NEOs’ compensation mix, are Adjusted EBITDA (for the 2022 PSUs and the 2023 PSUs) and ROIC (for the 2024 PSUs). For additional detail on Adjusted EBITDA and ROIC see “Compensation of Executive Officers—Compensation Discussion and Analysis—Section IV: Elements and Philosophy of Executive Compensation—Long-Term Equity Incentive Compensation” on page 50.

Adjusted EBITDA (Company and Segment basis)
Economic Profit (Company and Segment basis)
Company 3-year ROIC
Relative Total Shareholder Return

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COMPENSATION OF EXECUTIVE OFFICERS
DESCRIPTION OF RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE MEASURES
The following tables illustrate the relationship between compensation actually paid (CAP) to the PEO and the other NEOs compared to Company Net Income, Adjusted EBITDA and company and peer TSR.

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EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth additional information as of December 31, 2024, regarding shares of Common Stock that may be issued under LP’s existing equity compensation plans and arrangements, all of which have been approved by LP’s stockholders. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding SSARs and other rights, and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding SSARs and other rights.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(3)
Equity compensation plans approved by stockholders(1)	842,966	$15.90	4,706,309
Equity compensation plans or arrangements not approved by stockholders	N/A	N/A	N/A
TOTAL	842,966	—	4,706,309

(1)
Equity compensation plans under which awards are currently outstanding and that were approved by LP’s stockholders include the 2022 Plan and the 2013 Plan. The number of shares shown in this column include (i) 839,816 shares subject to awards of PSUs (assuming the maximum number of PSUs are earned and payable at the end of the applicable performance period), RSUs and DSUs, and (ii) 3,150 shares subject to SSARs outstanding on December 31, 2024. See the “Outstanding Equity Awards at December 31, 2024” table and the “Director Compensation” section for additional information regarding the vesting of these awards for the NEOs and directors, respectively.

(2)
Weighted average exercise price of outstanding SSARs; excludes PSUs and RSUs.

(3)
Includes 3,201,690 shares remaining for future issuance under the 2022 Plan and 1,504,619 shares reserved for issuance under LP’s 2019 Employee Stock Purchase Plan. The 2019 Employee Stock Purchase Plan has two purchase periods each fiscal year: January 1 to June 30 and July 1 to December 31. The maximum number of shares that can be purchased under the 2019 Employee Stock Purchase Plan in any year by an employee is $25,000.

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OTHER BUSINESS
At the time this proxy statement was distributed, management knew of no matters to be presented at the 2025 Annual Meeting of Stockholders other than the items of business listed in the Notice of Annual Meeting of Stockholders and the Notice of Internet Availability of Proxy Materials. If any matters other than the listed items properly come before the meeting, the proxies named in the accompanying form of proxy will vote or refrain from voting on such matters in accordance with their best judgment.

LOUISIANA-PACIFIC CORPORATION ● 2025 PROXY STATEMENT | 76

HOLDERS OF COMMON STOCK
FIVE PERCENT BENEFICIAL OWNERS
The following table provides information concerning the beneficial ownership of Common Stock by the persons known to LP to beneficially own 5% or more of the outstanding Common Stock as of March 10, 2025.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	7,135,681	10.25%
The Vanguard Group(2) 100 Vanguard Blvd Malvern, PA 19355	7,103,406	10.20%
Warren E. Buffett(3) Berkshire Hathaway Inc. and affiliated entities 3555 Farnam Street Omaha, NE 68131	5,964,793	8.56%
FMR LLC(4) Abigail P. Johnson 245 Sumner Street Boston, MA 02210	3,708,648	5.33%

(1)
The information with respect to BlackRock, Inc. is based solely on its Schedule 13G/A filed with the SEC on September 10, 2024. BlackRock, Inc. has sole voting power over 6,780,947 shares of Common Stock and sole dispositive power over 7,135,681 shares of Common Stock.

(2)
The information with respect to The Vanguard Group is based solely on its Schedule 13G/A filed with the SEC on September 10, 2024. The Vanguard Group has shared voting power over 28,300 shares of Common Stock, sole dispositive power over 7,002,710 shares of Common Stock and shared dispositive power over 100,696 shares of Common Stock.

(3)
The information with respect to Warren E. Buffett, Berkshire Hathaway Inc., and other affiliated entities is based solely on their Schedule 13G/A filed with the SEC on November 14, 2024. Each of Warren E. Buffett and Berkshire Hathaway Inc. has shared voting and dispositive power over 5,964,793 shares of Common Stock. Each of National Indemnity Company, GEICO Corporation and Government Employees Insurance Company has shared voting and dispositive power over 4,344,909 shares of Common Stock. The address for National Indemnity Company is 1314 Douglas Street, Omaha, NE 68102. The address for each of GEICO Corporation and Government Employees Insurance Company is 5260 Western Avenue, Chevy Chase, MD 20815.

(4)
The information with respect to FMR LLC and Abigail P. Johnson is based solely on their Schedule 13G filed with the SEC on February 12, 2025. FMR LLC has sole voting power over 3,701,347 shares of Common Stock and each of FMR LLC and Abigal P. Johson has sole dispositive power over 3,708,649 shares of Common Stock. Abigail P. Johnson is a director, the Chairman and the Chief Executive Officer of FMR LLC.

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HOLDERS OF COMMON STOCK
DIRECTORS AND NAMED EXECUTIVE OFFICERS
The following table summarizes the beneficial ownership of Common Stock of (i) each of LP’s directors, nominees for director, and named executive officers (NEOs) and (ii) all of LP’s directors and executive officers as a group, as of March 10, 2025.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Common Stock
Kelly H. Barrett	—	—
Jose A. Bayardo	4,668	*
Nicole C. Daniel	31,460	*
Tracy A. Embree	28,225(3)(4)	*
Lizanne C. Gottung	16,948	*
F. Nicholas Grasberger III	15,830(4)	*
Alan J.M. Haughie	90,105	*
Ozey K. Horton, Jr.	27,101(4)	*
Stephen E. Macadam	34,812(4)	*
Jimmy E. Mason	20,905	*
Dustan E. McCoy	67,529	*
Jean-Michel Ribiéras	—	—
Jason P. Ringblom	101,088	*
Ty R. Silberhorn	—	—
W. Bradley Southern	549,525(5)	*
All directors and executive officers as a group (15 persons)	988,200(4)	1.42%

*
Less than 1%.

(1)
Shares are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose of, or direct the disposition of, such shares as of March 10, 2025, or has the right to acquire beneficial ownership of such shares within 60 days of March 10, 2025. Unless otherwise noted below, the named person has the sole power to vote or direct the voting of, and the sole power to dispose of, or direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have economic beneficial interest in such shares. The address of each beneficial owner is c/o Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203.

(2)
Excluded from this table are (i) shares underlying RSUs issued under the 2022 Plan held by the executive officers and the directors (other than Ms. Embree), with respect to which such persons do not have the right to acquire beneficial ownership within 60 days of March 10, 2025, and (ii) shares underlying PSUs issued under the 2022 Plan held by executive officers for which the performance periods have not yet ended and performance results have not been certified.

(3)
Includes 1,561 shares of Common Stock underlying RSUs issued under the 2022 Plan that Ms. Embree has the right to acquire upon their vesting on May 8, 2025, subject to her continued service to LP. Excludes 6,653 shares underlying DSUs issued pursuant to the LP Non-Employee Directors Compensation Plan and the 2013 Plan or the 2022 Plan, as applicable, the distribution of which Ms. Embree elected (at the time of her deferral election) to receive in installments following her separation from LP, and with respect to which she does not have the right to acquire beneficial ownership within 60 days of March 10, 2025.

(4)
Includes shares of Common Stock the director has the right to acquire upon the termination of his or her service as a director, or upon a change in control of LP, underlying DSUs issued pursuant to the LP Non-Employee Directors Compensation Plan and the 2013 Plan or the 2022 Plan, as applicable, as follows (i) Ms. Embree, 4,773 shares underlying DSUs, (ii) Mr. Grasberger, 2,232 shares underlying DSUs, (iii) Mr. Horton, 9,235 shares underlying DSUs, (iv) Mr. Macadam, 5,839 shares underlying DSUs, and (v) all current directors and executive officers as a group, 22,081 shares underlying DSUs. Please refer to the “Director Compensation” section in this proxy statement for further details about the DSUs held by directors.

(5)
Mr. Southern shares voting and dispositive power with his spouse over 512,324 shares of Common Stock held jointly with his spouse.

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RELATED PERSON TRANSACTIONS
LP’s Conflicts of Interest Policy requires all directors and executive officers, and all other LP employees, to disclose all potential conflicts of interest and to follow applicable safeguards, controls or limitations when requested by LP. In addition, LP has adopted a written Related Party Transactions Policy requiring review and approval by the Audit Committee of any transaction, arrangement or relationship (or series of transactions, arrangements or relationships) exceeding $120,000 in which LP or any of its subsidiaries is a participant and any related person has a direct or indirect material interest. Related persons under the policy include our directors, nominees for director, executive officers, persons who beneficially own more than 5% of our Common Stock, and immediate family members of the foregoing and persons sharing their households, as well as entities in which any of the foregoing persons is employed or is a partner or principal (or holds a similar position) or in which such person has at least a 5% beneficial ownership interest.
Under the policy, our directors and executive officers are expected to notify LP’s General Counsel if they become aware of any actual or proposed related person transaction. The General Counsel is responsible for determining whether, based on the facts and circumstances, a potential related person transaction requires approval under the policy. If the General Counsel makes a determination that approval is required, the General Counsel must present the transaction to the Audit Committee for review, or if review by the Audit Committee at its next meeting is impractical or undesirable under the circumstances and the aggregate amount involved is not reasonably expected to exceed $1,000,000, the proposed transaction may be presented to the Chair of the Audit Committee for review. The Audit Committee or the Audit Committee Chair, as applicable, must then determine to approve or reject the transaction in accordance with the terms of the Related Party Transactions Policy. In making this determination, the Audit Committee or the Audit Committee Chair, as applicable, must consider all relevant information available and evaluate certain considerations, including, among others, the following:
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the related person’s relationship to LP and interest in the transaction, including whether the transaction would impair the independence of a non-employee director or director nominee;

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the approximate dollar values of the amount involved in the transaction and the amount of the related person’s interest in the transaction;

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whether the transaction is proposed to be, or was, undertaken in the ordinary course of LP’s business;

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the purpose of the transaction and the potential benefits to LP;

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whether the transaction was initiated by LP (or a subsidiary of LP) or by the related person;

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the availability of other comparable products and services, and whether the transaction would be no less favorable to LP than terms that could have been reached with an unrelated third party; and

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any other information regarding the transaction or the related person’s interest in the transaction that would be material to investors in light of the circumstances.

Any approval by the Audit Committee Chair and the rationale for such approval must be reported to the Audit Committee at its next regularly scheduled meeting.
The Audit Committee will prohibit any related person transaction upon a determination that the transaction is inconsistent with the best interests of LP and its stockholders. Further, the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate upon the related person or LP in connection with approval of a transaction. No director may participate in any discussion or approval of a related person transaction for which he or she or any immediate family member is a related person except that such director must provide all material information concerning the related person transaction to the Audit Committee.
The Related Party Transactions Policy also contains a list of certain types of related person transactions have been deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved exceeds $120,000.
The Audit Committee’s charter provides that the Audit Committee will, on an annual basis and at such other times as may be requested by the Board, review completed and proposed transactions between LP and any current or former

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RELATED PERSON TRANSACTIONS
director or executive officer of LP (including transactions involving family members or affiliates of directors or executive officers). The purpose of the Audit Committee’s review is to help the Board determine if directors are independent, identify potential conflicts of interest, and identify related person transactions required to be disclosed in LP’s proxy materials under applicable SEC disclosure requirements.
In 2024, the Audit Committee and the full Board determined that there were no related person transactions or proposed related person transactions that affect the independence of any of LP’s outside directors or that require disclosure in this proxy statement under Item 404 of Regulation S-K.

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STOCKHOLDER PROPOSALS
Any stockholder who intends to present a proposal at the 2026 Annual Meeting of Stockholders of LP, and who wishes to have the proposal included in LP’s proxy materials for that meeting, must deliver the proposal to the Corporate Secretary of LP no later than November 27, 2025. Any such proposal must meet the informational and other requirements set forth in the SEC’s rules and regulations (including Rule 14a-8 under the Exchange Act) in order to be eligible for inclusion in the proxy materials for that meeting.
LP’s Bylaws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder of record who has delivered written notice thereof to the Chairperson by the deadline specified in the Bylaws (other than proposals properly made by stockholders in accordance with Rule 14a-8 under the Exchange Act). In the case of the 2026 Annual Meeting of Stockholders, this notice must be received by LP no earlier than January 8, 2026, and no later than February 7, 2026. Such notice must meet the informational and other requirements set forth in our Bylaws in order for the business to be eligible to be brought before an annual meeting of stockholders. The meeting chairperson may, if the facts warrant, determine that any such business was not properly brought before the meeting and so declare to the meeting, in which case such business shall not be transacted.

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QUESTIONS AND ANSWERS
Q	WHEN AND WHERE WILL THE 2025 ANNUAL MEETING OF STOCKHOLDERS BE HELD?
A:
The 2025 Annual Meeting of Stockholders will be held on Thursday, May 8, 2025 at 7:30 a.m. Central Time virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2025. There will be no physical meeting location. If you are a stockholder of record, you can be admitted to and attend the virtual Annual Meeting of Stockholders by entering the 16-digit voting control number found on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. If you are a beneficial owner (for example, if your shares are not registered in your name but are held in “street name” for you by your broker, bank or other nominee), you must follow the instructions printed on your voting instruction form.

Q	HOW CAN I PARTICIPATE IN THE 2025 ANNUAL MEETING OF STOCKHOLDERS?
A:
We have designed the virtual 2025 Annual Meeting of Stockholders to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting, and will be able to vote their shares electronically during the Annual Meeting.

To attend, vote, and submit questions during the Annual Meeting visit http://www.virtualshareholdermeeting.com/LPX2025 and enter the 16-digit voting control number included in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. We encourage you to access the Annual Meeting prior to the start time. Online access will begin approximately 15 minutes prior to the start of the Annual Meeting, at 7:15 a.m. Central Time.
The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit questions in advance of the Annual Meeting by logging into www.proxyvote.com and entering your 16-digit voting control number. Once past the log-in screen, click on “Question for Management,” type in the question, and click “Submit.” Alternatively, stockholders will be able to submit questions live during the Annual Meeting by typing the question into the “Ask a Question” field, and clicking “Submit.” We will answer questions that comply with the Annual Meeting rules of conduct during the Annual Meeting, subject to time constraints.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at http://www.virtualshareholdermeeting.com/LPX2025.
If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.

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QUESTIONS AND ANSWERS
Q	WHY DID I RECEIVE A NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
A:
As allowed by SEC rules, we are providing access to the proxy materials for the 2025 Annual Meeting of Stockholders by Internet instead of mailing printed copies. You will not receive a paper copy of the proxy materials by mail unless you have requested it. Instead, you were sent a Notice of Internet Availability of Proxy Materials providing instructions on how you may access and review all of the proxy materials online and submit your proxy online.

Q	WHAT ARE THE PROPOSALS FOR CONSIDERATION AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND HOW DOES THE BOARD RECOMMEND I VOTE MY SHARES?
A:
Proposal	Board Voting Recommendation
1. Election of three Class I directors	FOR each director nominee
2. Ratification of the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2025	FOR
3. Approval, on a non-binding, advisory basis, of named executive officer compensation	FOR
Q	WHAT IS A PROXY?
A:
A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By signing the proxy card we provide to you (if you requested a paper copy of the proxy materials) or by submitting your proxy over the Internet or by telephone, you are designating representatives of LP (named therein) as your proxies with the authority to vote your shares of Common Stock during the 2025 Annual Meeting of Stockholders.

Q	WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
A:
Proposal	Vote Required
1. Election of three Class I directors
Affirmative vote of a majority of the total votes cast in a nominee’s election (i.e., the number of shares voted for a nominee’s election exceeds the number of votes cast against such nominee’s election)

2. Ratification of the appointment of Deloitte & Touche LLP as LP’s independent registered public accounting firm for 2025	Affirmative vote of a majority of the total votes cast
3. Approval, on a non-binding, advisory basis, of named executive officer compensation	Affirmative vote of a majority of the total votes cast

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QUESTIONS AND ANSWERS
Q	WHY DID I RECEIVE MORE THAN ONE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?
A:
Stockholders that hold shares of Common Stock in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts may receive more than one Notice of Internet Availability of Proxy Materials or paper copy of the proxy materials, including multiple proxy cards or voting instruction forms. To vote all of your shares, you must complete, sign, date and return each proxy card or voting instruction form that you receive and/or follow the voting instructions on each Notice of Internet Availability of Proxy Materials or other notice that you receive.

Q	WHO CAN VOTE AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS?
A:
Only stockholders of record at the close of business on March 10, 2025, the record date, are entitled to notice of, and to vote at, the 2025 Annual Meeting of Stockholders. As of the record date, there were 69,642,741 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting of Stockholders. Each share of Common Stock entitles its holder to one vote on each matter to be acted upon at the meeting.

Q	WHAT HAPPENS IF OTHER MATTERS ARE BROUGHT BEFORE THE 2025 ANNUAL MEETING AND DOES LP EXPECT THAT ANY OTHER MATTERS WILL BE BROUGHT?
A:
At the time this proxy statement was distributed, management knew of no matters to be presented at the 2025 Annual Meeting of Stockholders other than the items of business listed in the Notice of Annual Meeting of Stockholders and the Notice of Internet Availability of Proxy Materials. If any matters other than the listed items properly come before the meeting, the proxies named in the form of proxy will vote or refrain from voting on such matters in accordance with his best judgment.

Q	HOW DO I VOTE MY SHARES?
A:
Stockholders of Record—If you are a record holder of shares, you may submit a proxy with your voting instructions or you may vote during the virtual Annual Meeting on Thursday, May 8, 2025. If you are a record holder and would like to submit your proxy prior to the 2025 Annual Meeting of Stockholders, you may do so using one of the following three methods:

Via the Internet	By Telephone	By Mail

Go to the website www.proxyvote.com and follow the instructions provided.	Call 1-800-690-6903 using a touch-tone phone (toll charges may apply for calls made from outside the United States) and follow the instructions provided.	If you received a proxy card in the mail, complete, sign, date, and mail the proxy card in the return envelope provided to you.

Please note that proxies submitted via the Internet or by telephone must be received by 11:59 P.M. Eastern Time on May 7, 2025. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting during the 2025 Annual Meeting of Stockholders on Thursday, May 8, 2025. Properly completed proxies will be voted as instructed.

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QUESTIONS AND ANSWERS

If you plan to participate in the 2025 Annual Meeting of Stockholders, and you wish to vote at such time, the virtual meeting platform will allow you to vote your shares during the meeting. Even if you vote by proxy prior to May 8, 2025, you may still participate in the 2025 Annual Meeting of Stockholders.

Beneficial Stockholders of Shares Held in “Street Name”—If your shares are held in “street name” (meaning in the name of your bank, broker or other nominee) and you were a beneficial owner of shares of Common Stock at the close of business on the record date, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions your bank, broker or other nominee provides. If you want to vote during the virtual Annual Meeting, you will need the 16-digit voting control number which appears on the voting instructions or the proxy materials that you received.

If shares are held for your account in LP’s Direct Stock Purchase and Dividend Reinvestment Plan administered by Computershare, all your shares held in the plan will be voted in the same manner as shares you vote by proxy. If you do not vote by proxy, the shares held for your account in the plan will not be voted.

Q	HOW WILL MY SHARES BE VOTED IF I DO NOT SPECIFY HOW THEY SHOULD BE VOTED IN MY PROXY?
A:
If you are a stockholder of record and return a proxy without indicating voting instructions, your shares will be voted in accordance with the recommendations of the Board “FOR” each of the director nominees in Proposal 1 and “FOR” Proposal 2 and Proposal 3. If you hold your shares in “street name” and do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee will only be permitted to vote your shares with respect to some, but not all, of the proposals. Brokers, banks or other persons acting as nominees for beneficial owners are not permitted to vote proxies with regard to Proposals 1 and 3 on behalf of beneficial owners who have not provided voting instructions (resulting in a “broker non-vote”).

Q	HOW MANY VOTES MUST BE PRESENT TO HOLD THE 2025 ANNUAL MEETING OF STOCKHOLDERS?
A:
A quorum must be present at the 2025 Annual Meeting of Stockholders for any business to be conducted. Holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum.

Q	HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?
A:
With respect to all proposals, you may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting. An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions and broker non-votes are not considered to be votes cast and will have no effect on the outcome of the proposals. However, holders who have abstained from voting and holders represented by broker non-votes are deemed to be “present” at the 2025 Annual Meeting of Stockholders for purposes of establishing a quorum.

Q	CAN I REVOKE MY PROXY?
A:
If you submit your proxy prior to the 2025 Annual Meeting of Stockholders, you may revoke your proxy by (i) filing either a written notice of revocation with the Corporate Secretary of LP at any time before the meeting, or if you hold your shares in “street name,” following the instructions on your voting instruction form, (ii) submitting a subsequent proxy via the Internet or by telephone, (iii) submitting another properly signed proxy

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QUESTIONS AND ANSWERS
card (or voting instruction form) bearing a later date, or (iv) voting electronically during the 2025 Annual Meeting of Stockholders.
Q	WHO WILL COUNT THE VOTES AND ARE MY VOTES CONFIDENTIAL?
A:
The Board has adopted a confidential voting policy which provides that the voting instructions of stockholders are not to be disclosed to LP except (i) in the case of communications intended for management, (ii) in the event of certain contested matters or (iii) as required by law. Votes will be tabulated by independent tabulators and summaries of the tabulation will be provided to management.

Q	WHEN WILL THE VOTING RESULTS BE ANNOUNCED?
A:
The preliminary voting results will be announced at the 2025 Annual Meeting of Stockholders. The final voting results will be available in a Current Report on Form 8-K filed with the SEC within four business days following the 2025 Annual Meeting of Stockholders.

Q	WHO IS SOLICITING PROXIES AND WHO PAYS THE COST OF PROXY SOLICITATION?
A:
LP is soliciting proxies on behalf of its Board to be voted at the 2025 Annual Meeting of Stockholders (including any postponement, adjournment or recess of the meeting). The cost of soliciting proxies will be borne by LP. In addition to the solicitation of proxies by the use of mail and the Internet, some of the officers and regular employees of LP, without extra compensation, may solicit proxies personally or by other means such as telephone or e-mail.
LP has engaged Alliance Advisors LLC (“Alliance”) to assist in the solicitation of proxies. LP will pay Alliance a base fee of $17,000, plus reimbursement of certain customary out-of-pocket expenses, for these services.
LP will request brokers, dealers, banks, voting trustees, and their nominees who hold Common Stock of record to forward soliciting material to the beneficial owners of such stock and will reimburse such record holders for their reasonable expenses in forwarding material.

Q	IF I AM UNABLE TO PARTICIPATE IN THE 2025 ANNUAL MEETING OF STOCKHOLDERS, CAN I LISTEN AT A LATER TIME?
A:	A replay of the Annual Meeting will be made publicly available for one year at http://www.virtualshareholdermeeting.com/LPX2025.
Q	WHAT IS “HOUSEHOLDING”?
A:
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers “household” proxy materials, delivering a single Notice of Internet Availability of Proxy Materials or a single set of the Annual Report to Stockholders and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive

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QUESTIONS AND ANSWERS

a separate Notice of Internet Availability of Proxy Materials or Annual Report to Stockholders and proxy statement, as applicable, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or the Annual Report to Stockholders and proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or us or our transfer agent, if you hold registered shares. You can notify us by sending a written request to Corporate Secretary, Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203, or by making an oral request by calling 615-986-5600. We will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the Annual Report to Stockholders and proxy statement, as applicable, to a stockholder at a shared address to which a single copy of the Annual Report to Stockholders and proxy statement was delivered.

Q	HOW CAN I COMMUNICATE WITH LP’S BOARD?
A:
Stockholders and other interested parties may communicate with the Board by sending written correspondence to either the Chair of the Governance Committee or our Lead Independent Director by e-mail at governance@lpcorp.com, or to our headquarters at Louisiana-Pacific Corporation, 1610 West End Avenue, Suite 200, Nashville, Tennessee 37203. See the “Corporate Governance—Communications with the Board” section of this proxy statement for additional information.

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LOUISIANA-PACIFIC CORPORATION1610 WEST END AVENUE, SUITE 200NASHVILLE, TENNESSEE 37203 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Voteby 11:59 P.M. ET on May 7, 2025. Have your proxy card in hand when you access the website andfollow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LPX2025You may attend the meeting via the Internet and vote during the meeting. Have the information thatis printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 7, 2025.Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronically viae-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to voteusing the Internet and when prompted indicate that you agree to receive or access proxy materialselectronically for future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !LOUISIANA-PACIFIC CORPORATION1610 WEST END AVENUE, SUITE 200NASHVILLE, TENNESSEE 37203VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Voteby 11:59 P.M. ET on May 7, 2025. Have your proxy card in hand when you access the website andfollow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LPX2025You may attend the meeting via the Internet and vote during the meeting. Have the information thatis printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 7, 2025.Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards and annual reports electronically viae-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to voteusing the Internet and when prompted indicate that you agree to receive or access proxy materialselectronically for future years.LOUISIANA-PACIFIC CORPORATIONThe Board of Directors recommends you vote FOR eachof the nominees listed in proposal 1.Nominees:1. Election of Class I Directors2. Ratification of the appointment of Deloitte & Touche LLP as LP's independent registered public accounting firm for 20253. Advisory vote to approve named executive officer compensation1a. Kelly H. Barrett1b. Lizanne C. Gottung1c. Dustan E. McCoyPlease sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint holdersshould each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted inaccordance with the Board of Directors' recommendations. If any other business properly comes before the meeting, this proxy will be votedby the proxies named herein in accordance with their best judgment.The Board of Directors recommends you vote FOR proposals 2 and 3.V62561-P23188 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Meeting of StockholdersLOUISIANA-PACIFIC CORPORATIONMay 8, 2025 at 7:30 a.m. CTwww.virtualshareholdermeeting.com/LPX2025 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V62562-P23188 LOUISIANA-PACIFIC CORPORATIONProxy Solicited on Behalf of the Board of Directorsfor the Annual Meeting of Stockholdersto be held on May 8, 2025The undersigned hereby constitutes and appoints Dustan E. McCoy and Nicole Daniel, and each of them, as his or her true and lawful agents and proxies, each with full power of substitution, to represent and vote, as provided on the reverse side, all shares of common stock of Louisiana-Pacific Corporation ("LP"), which the undersigned may be entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of LP to be held virtually via live audio webcast at http://www.virtualshareholdermeeting.com/LPX2025 on Thursday,May 8, 2025 at 7:30 a.m. Central Time or at any adjournment or postponement thereof.You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given as to any one or more items, this proxy will be voted in accordance with the Board of Directors' recommendations. By signing on the reverse, you acknowledge receipt of the 2025 Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and Annual Report, and revoke all proxies heretofore given by you to vote at said meeting or any adjournment or postponement thereof.Continued and to be signed on reverse side